                                                   Filed Pursuant to Rule 497(b)
                                                Registration File No. 333-110797


                      MORGAN STANLEY MARKET LEADER TRUST

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2004


TO THE SHAREHOLDERS OF MORGAN STANLEY MARKET LEADER TRUST

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Market Leader Trust ("Market Leader") to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on February 24, 2004, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), between Market Leader and Morgan Stanley Growth Fund ("Growth"), pursuant to which substantially all of the assets of Market Leader would be combined with those of Growth and shareholders of Market Leader would become shareholders of Growth receiving shares of Growth with a value equal to the value of their holdings in Market Leader (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on December 19, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MARKET LEADER RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            MARY E. MULLIN,
                                            Secretary

December 24, 2003


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                          MORGAN STANLEY GROWTH FUND

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                      MORGAN STANLEY MARKET LEADER TRUST

                       BY AND IN EXCHANGE FOR SHARES OF
                          MORGAN STANLEY GROWTH FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Market Leader Trust ("Market Leader") in connection with an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Market Leader will be combined with those of Morgan Stanley Growth Fund ("Growth") in exchange for shares of Growth (the "Reorganization"). As a result of this transaction, shareholders of Market Leader will become shareholders of Growth and will receive shares of Growth with a value equal to the value of their holdings in Market Leader. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Market Leader and Growth, attached hereto as Exhibit A. The address of Market Leader is that of Growth set forth above. This Proxy Statement also constitutes a Prospectus of Growth, which is dated December 24, 2003, filed by Growth with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Growth is an open-end management investment company whose investment objective is to seek long-term growth of capital. The fund normally invests at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that Growth's Sub-Advisor, Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth.

     This Proxy Statement and Prospectus sets forth concisely information about Growth that shareholders of Market Leader should know before voting on the Reorganization Agreement. A copy of the Prospectus for Growth dated May 30, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Growth's Annual Report for the fiscal year ended March 31, 2003 and the succeeding Semi-Annual Report for the six months ended September 30, 2003. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated December 24, 2003, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Market Leader's Prospectus, dated October 30, 2003, and Annual Report for its fiscal year ended August 31, 2003. Such documents are available without charge by calling (800) 869-NEWS (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED DECEMBER 24, 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      3
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      4

SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      6
  Tax Consequences of the Reorganization .................................................      9
  Comparison of Market Leader and Growth .................................................      9

PRINCIPAL RISK FACTORS ...................................................................     11

THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     13
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     16
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     19

ADDITIONAL INFORMATION ABOUT MARKET LEADER AND GROWTH ....................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     20

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     20

FINANCIAL STATEMENTS AND EXPERTS .........................................................     21

LEGAL MATTERS ............................................................................     21

AVAILABLE INFORMATION ....................................................................     21

OTHER BUSINESS ...........................................................................     21

Exhibit A - Agreement and Plan of Reorganization, dated October 23, 2003, by and between
 Market Leader and Growth ................................................................    A-1

Exhibit B - Prospectus of Growth dated May 30, 2003 ......................................    B-1

                      MORGAN STANLEY MARKET LEADER TRUST
                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2004


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Market Leader Trust ("Market Leader"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Market Leader (the "Board") of proxies to be used at the Special Meeting of Shareholders of Market Leader to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on February 24, 2004 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about January 5, 2004.

     At the Meeting, Market Leader shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), between Market Leader and Morgan Stanley Growth Fund ("Growth"), pursuant to which substantially all of the assets of Market Leader will be combined with those of Growth in exchange for shares of Growth. As a result of this transaction, Shareholders will become shareholders of Growth and will receive shares of Growth equal to the value of their holdings in Market Leader on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Market Leader will receive Class A, Class B, Class C or Class D shares of Growth, respectively. The shares to be issued by Growth pursuant to the Reorganization (the "Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Growth is set forth herein and in Growth's current Prospectus, dated May 30, 2003 ("Growth's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Market Leader contained herein has been supplied by Market Leader and the information concerning Growth contained herein has been supplied by Growth.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on December 19, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 28,795,498.406 shares of Market Leader issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Market Leader as of the Record
Date:


                              NAME AND ADDRESS            % OF OWNERSHIP     AMOUNT OF OWNERSHIP
                     ---------------------------------   ----------------   --------------------
Class A ..........   State Street Bank and Trust Co.            49.93             528,094.546
                     FBO ADP/Morgan Stanley Alliance
                     105 Rosemont Avenue
                     Westwood, MA 02090-2318

                     National Philanthropic Trust                7.25              76,726.287
                     165 Township Line Road
                     Jenkintown, PA 19046-3531

Class B ..........                   --                           --                   --

Class C ..........                   --                           --                   --

Class D ..........                   --                           --                   --

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Growth as of the Record Date:


                              NAME AND ADDRESS            % OF OWNERSHIP     AMOUNT OF OWNERSHIP
                     ---------------------------------   ----------------   --------------------
Class A ..........   State Street Bank and Trust Co.            21.63            1,091,850.015
                     FBO ADP/Morgan Stanley Alliance
                     105 Rosemont Avenue
                     Westwood, MA 02090-2318

                     BND Trustee for CollegeSave                16.70              843,025.238
                     CollegeSave Age-Based Folio 1
                     Attn: Kerry McLaughlin
                     825 3rd Avenue, 9th Floor
                     New York, NY 10022-7519

                     BND Trustee for CollegeSave                 9.93              501,280.318
                     CollegeSave Age-Based Folio 3C
                     Attn: Kerry McLaughlin
                     825 3rd Avenue, 9th Floor
                     New York, NY 10022-7519

                     BND Trustee for CollegeSave                 7.26              366,658.450
                     CollegeSave Age-Based Folio 13
                     Attn: Kerry McLaughlin
                     825 3rd Avenue, 9th Floor
                     New York, NY 10022-7519

                     BND Trustee for CollegeSave                 6.10              307,891.590
                     CollegeSave Fixed Folio 1C
                     Attn: Kerry McLaughlin
                     825 3rd Avenue, 9th Floor
                     New York, NY 10022-7519

                     BND Trustee for CollegeSave                 5.38              271,699.973
                     CollegeSave Aged-Based Folio 7C
                     Attn: Kerry McLaughlin
                     825 3rd Avenue, 9th Floor
                     New York, NY 10022-7519

Class B ..........                   --                           --                   --

Class C ..........                   --                           --                   --

Class D ..........                   --                           --                   --

     As of the Record Date, the trustees and officers of Market Leader, as a group, owned less than 1% of the outstanding shares of Market Leader.

     As of the Record Date, the trustees and officers of Growth, as a group, owned less than 1% of the outstanding shares of Growth.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Market Leader, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Market Leader present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Market Leader, which expenses are expected to approximate $371,850. Market Leader and Growth will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Market Leader or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Market Leader will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Market Leader may also employ Alamo or D.F. King & Co.,

Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by Alamo or D.F. King, Market Leader would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Market Leader has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses would range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Market Leader.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Market Leader represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Market Leader will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Growth's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Market Leader, subject to stated liabilities, to Growth in exchange for the Growth Shares. The aggregate net asset value of the

Growth Shares issued in the exchange will equal the aggregate value of the net assets of Market Leader received by Growth. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Market Leader will distribute the Growth Shares received by Market Leader to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Market Leader and Market Leader will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of Market Leader transferred to Growth. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Market Leader will become a holder of Class A, Class B, Class C or Class D shares of Growth, respectively. Shareholders holding their shares of Market Leader in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Growth Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Market Leader will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Market Leader's investment company taxable income for all periods since the inception of Market Leader through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Market Leader's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).


     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MARKET LEADER ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MARKET LEADER AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Market Leader and Growth may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Market Leader for its fiscal year ended August 31, 2003, and by Growth for its fiscal year ended March 31, 2003. Market Leader and Growth each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Growth) reflecting what the fee schedule would have been on August 31, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
----------------

                                                                                                 PRO FORMA
                                                               MARKET                             COMBINED
                                                               LEADER            GROWTH           (GROWTH)
                                                          ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none

MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................       none(2)           none(2)           none(2)
Class B ...............................................      5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none              none

REDEMPTION FEES
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none

EXCHANGE FEE
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
---------------------------------------------------------------------------


                                                                      PRO FORMA
                                             MARKET                   COMBINED
                                             LEADER       GROWTH      (GROWTH)
                                           ----------   ----------   ----------
MANAGEMENT FEES
Class A ................................       0.75%        0.80%        0.79%
Class B ................................       0.75%        0.80%        0.79%
Class C ................................       0.75%        0.80%        0.79%
Class D ................................       0.75%        0.80%        0.79%

DISTRIBUTION AND SERVICE (12B-1) FEES
Class A ................................       0.21%        0.19%        0.20%
Class B ................................       1.00%        1.00%        1.00%
Class C ................................       0.96%        0.99%        0.97%
Class D ................................       0.00%        0.00%        0.00%

OTHER EXPENSES
Class A ................................       0.28%        0.19%        0.22%
Class B ................................       0.28%        0.19%        0.22%
Class C ................................       0.28%        0.19%        0.22%
Class D ................................       0.28%        0.19%        0.22%

TOTAL ANNUAL FUND OPERATING EXPENSES (5)
Class A ................................       1.24%        1.18%        1.21%
Class B ................................       2.03%        1.99%        2.01%
Class C ................................       1.99%        1.98%        1.98%
Class D ................................       1.03%        0.99%        1.01%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. (See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class B Shares" in each fund's Prospectus).

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) Upon completion of the Reorganization, the Investment Manager has agreed to reduce its management fee and/or reimburse expenses of the combined fund so that total annual fund operating expenses, excluding 12b-1 fees, will not exceed 0.99% for the first year of combined operations.


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Market Leader or Growth or the new combined fund (Growth), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:




                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Market Leader
 Class A .........     $645        $898      $1,170      $1,946
 Class B .........     $706        $937      $1,293      $2,358
 Class C .........     $302        $624      $1,073      $2,317
 Class D .........     $105        $328      $  569      $1,259
Growth
 Class A .........     $639        $880      $1,140      $1,882
 Class B .........     $702        $924      $1,273      $2,317
 Class C .........     $301        $621      $1,068      $2,306
 Class D .........     $101        $315      $  547      $1,213
Pro Forma Combined
 Class A .........     $642        $889      $1,155      $1,914
 Class B .........     $704        $930      $1,283      $2,338
 Class C .........     $301        $621      $1,068      $2,306
 Class D .........     $103        $322      $  558      $1,236

     If a Shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Market Leader
 Class A .........     $645        $898      $1,170      $1,946
 Class B .........     $206        $637      $1,093      $2,358
 Class C .........     $202        $624      $1,073      $2,317
 Class D .........     $105        $328      $  569      $1,259
Growth
 Class A .........     $639        $880      $1,140      $1,882
 Class B .........     $202        $624      $1,073      $2,317
 Class C .........     $201        $621      $1,068      $2,306
 Class D .........     $101        $315      $  547      $1,213
Pro Forma Combined
 Class A .........     $642        $889      $1,155      $1,914
 Class B .........     $204        $630      $1,083      $2,338
 Class C .........     $201        $621      $1,068      $2,306
 Class D .........     $103        $322      $  558      $1,236

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.


     The purpose of the foregoing fee tables is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Market Leader and Growth -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Market Leader will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Market Leader, Growth or their Shareholders of Market Leader for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF MARKET LEADER AND GROWTH

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of both Market Leader and Growth is to seek long-term growth of capital.

     Market Leader seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks and other equity securities of companies that Market Leader's Investment Manager, Morgan Stanley Investment Advisors Inc., believes are established market leaders in growing industries and are positioned to generate strong earnings and free cash flow growth. The Investment Manager considers companies to be "market leaders" if they are nationally known and have established a strong reputation for quality management, products and services in the United States and/or globally. These companies generally will have market capitalizations in excess of $1 billion and will be listed in the United States on a national stock exchange. Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that Growth's Sub-Advisor, Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Market Leader and Growth are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Market Leader and Growth obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended August 31, 2003, Market Leader paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the following annual rates to the fund's average daily net assets: 0.75% of the portion of the daily net assets up to $1 billion and 0.725% of the portion of the daily net assets exceeding $1 billion. With respect to Growth, for the fiscal year ended March 31, 2003, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the following annual rates to the fund's average daily net assets: 0.80% of the portion of such daily net assets not exceeding $750 million; 0.75% of the portion of such daily net assets exceeding $750 million, but not exceeding $1.5 billion; and 0.70% of the portion of such daily net assets exceeding $1.5 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Market Leader and Growth have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Market Leader's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B shares. Growth's Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of Growth on May 29, 1992 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Growth's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Growth's shares, see the section entitled "Share Class Arrangements" in Growth's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Market Leader and Growth are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Market Leader and Growth pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:




   YEAR SINCE PURCHASE PAYMENT MADE       CLASS B SHARES OF MARKET LEADER AND GROWTH
--------------------------------------   -------------------------------------------
     First ...........................                      5.0%
     Second ..........................                      4.0%
     Third ...........................                      3.0%
     Fourth ..........................                      2.0%
     Fifth ...........................                      2.0%
     Sixth ...........................                      1.0%
     Seventh and thereafter ..........                      none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Market Leader and Growth are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Market Leader and Growth, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Market Leader and Growth may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Growth Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Growth).

     Growth shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Market Leader) will be counted. During the period of time a Growth or Market Leader shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Market Leader and Growth provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Growth, see the section entitled "How to Exchange Shares" in Growth's Prospectus.

     Shareholders of Market Leader and Growth may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Market Leader and Growth offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Market Leader and Growth may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Market Leader pays dividends from net investment income annually. Growth pays dividends semi-annually. Market Leader usually distributes net capital gains, if any, in December. Growth usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price and return of Growth and Market Leader will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks and Market Leader may invest in other equity securities of companies Market Leader's Investment Manager believes are established market leaders in growing industries including preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

     Growth is a "non-diversified" mutual fund. Growth's investments, however, are currently diversified and may remain diversified in the future.

     Growth may invest up to 25% of its net assets in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Market Leader may invest up to 10% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Both funds may invest in convertible securities. Investments in convertible securities subject the funds to the risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Market Leader may invest up to 20% of its net assets and Growth may invest up to 5% of its assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative risk characteristics.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Market Leader and in Growth's Prospectus, both of which are incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Market Leader, including the Independent Trustees, having reviewed the financial position of Market Leader and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Market Leader and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Market Leader.

THE BOARD'S CONSIDERATION

     At a meeting held on October 23, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Market Leader's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Market Leader and Growth. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Market Leader and Growth; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Market Leader and Growth in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Market Leader considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Growth) will be lower on a percentage basis than the expenses per share of each corresponding class of Market Leader. Although the investment management fee rate paid by Growth for its last fiscal year (0.80%) is higher than the investment management fee rate paid by Market Leader for its last fiscal year (0.75%), the Board noted that the expense ratio for each class of Market Leader was higher (for its fiscal year ended August 31, 2002) than the expense ratio for each corresponding class of Growth (for its fiscal year ended March 31, 2003). The Board also noted that Growth's "Other Expenses" for its last fiscal year (0.19%) were lower than Market Leader's "Other Expenses" for its last fiscal year (0.28%). The Board also considered that, upon completion of the Reorganization, the Investment Manager has agreed to reduce its management fee and/or reimburse the "combined fund" (Growth) so that total annual fund operating expenses, excluding 12b-1 fees, will not exceed 0.99% for the first year of combined operations. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Market Leader, Growth or their Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Growth, including a majority of the Independent Trustees of Growth, also have determined that the Reorganization is in the best interests of Growth and its shareholders and that the interests of existing shareholders of Growth will not be diluted as a result thereof. The transaction will enable Growth to acquire investment securities which are consistent with Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Market Leader will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Market Leader as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Growth on the Closing Date in exchange for the assumption by Growth of stated liabilities of Market Leader, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Market Leader prepared by the Treasurer of Market Leader as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Growth Shares; (ii) such Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Market Leader would be dissolved; and (iv) the outstanding shares of Market Leader would be canceled.

     The number of Growth Shares to be delivered to Market Leader will be determined by dividing the aggregate net asset value of each class of shares of Market Leader acquired by Growth by the net asset value per share of the corresponding class of shares of Growth; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Market Leader and Growth may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Market Leader had an aggregate net asset value (not including any Cash Reserve of Market Leader) of $100,000. If the net asset value per Class B share of Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Growth to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Growth would be distributed to the former Class B shareholders of Market Leader. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Market Leader will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Growth Shares it receives. Each Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Shareholder. Accordingly, the Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Market Leader, respectively. Growth will cause its transfer agent to credit and confirm an appropriate number of Growth Shares to each Shareholder. Certificates for Growth Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Growth. Shareholders who wish to receive certificates representing their Growth Shares must, after receipt of their confirmations, make a written request to Growth's transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Market Leader holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Growth Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Market Leader or Growth. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Market Leader and Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Market Leader shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Market Leader that received Growth Shares. Market Leader shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Growth to Shareholders of record of Market Leader.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Market Leader (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Growth Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Market Leader recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Market Leader at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Market Leader thereafter will be treated as requests for redemption of shares of Growth.


TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Market Leader and Growth will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Market Leader and Growth (including a representation to the effect that Growth has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Market Leader acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Market Leader's assets in exchange for the Growth Shares and the assumption by Growth of certain stated liabilities of Market Leader followed by the distribution by Market Leader of the Growth Shares to Shareholders in exchange for their Market Leader shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Market Leader and Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Growth upon the receipt of the assets of Market Leader solely in exchange for the Growth Shares and the assumption by Growth of the stated liabilities of Market Leader;

     3. No gain or loss will be recognized by Market Leader upon the transfer of the assets of Market Leader to Growth in exchange for the Growth Shares and the assumption by Growth of the stated liabilities or upon the distribution of Growth Shares to Shareholders in exchange for their Market Leader shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Market Leader for the Growth Shares;

     5. The aggregate tax basis for the Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Market Leader held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Growth Shares to be received by each Shareholder will include the period during which the shares in Market Leader surrendered in exchange therefor were held (provided such shares in Market Leader were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Market Leader acquired by Growth will be the same as the tax basis of such assets of Market Leader immediately prior to the Reorganization; and

     8. The holding period of the assets of Market Leader in the hands of Growth will include the period during which those assets were held by Market Leader.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Market Leader nor Growth has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO MARKET LEADER AND GROWTH. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Market Leader. The effect of any such limitations will depend on the existence and amount of Market Leader and Growth capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of September 30, 2003, Market Leader had capital loss carryovers of approximately $190 million and net unrealized built-in capital losses of approximately $5.6 million. As of September 30, 2003, Growth had capital loss carryovers of approximately $106 million and net unrealized built-in capital gains of approximately $43 million. Under the Code, there will not be a limitation on the utilization of Growth's capital loss carryovers and recognized built-in capital losses to offset capital gains of the combined fund.

     However, there will be a limitation on the ability of the combined fund to offset future capital gains with Market Leader's capital loss carryovers and, if the built-in losses are recognized within five years of the Reorganization, such recognized built-in capital losses. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on September 30, 2003, each year approximately $16 million of Market Leader's capital loss carryovers and recognized built-in capital losses would have been able to be utilized in any year by the combined fund.


DESCRIPTION OF SHARES

     Growth shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Growth, like Class B shares of Market Leader, have a conversion feature pursuant to which approximately ten years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the ten year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Growth and Market Leader as of August 31, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                                 NET ASSET
                                                                    SHARES         VALUE
                                                 NET ASSETS*     OUTSTANDING    PER SHARE*
                                               --------------   -------------   ----------
               CLASS A
--------------------------------------------
Market Leader ..............................   $ 12,226,027       1,020,543      $11.98
Growth .....................................   $ 44,395,100       4,029,850      $11.02
Combined Fund (Growth) (pro forma) .........   $ 56,608,390       5,138,134      $11.02

               CLASS B
---------------------------------------------
Market Leader ..............................   $249,417,614      21,782,462      $11.45
Growth .....................................   $432,870,920      40,844,528      $10.60
Combined Fund (Growth) (pro forma) .........   $682,028,690      64,349,978      $10.60

               CLASS C
---------------------------------------------
Market Leader ..............................   $ 14,669,338       1,278,411      $11.47
Growth .....................................   $ 10,933,873       1,045,725      $10.46
Combined Fund (Growth) (pro forma) .........   $ 25,587,928       2,446,686      $10.46

               CLASS D
---------------------------------------------
Market Leader ..............................   $ 80,615,536       6,629,409      $12.16
Growth .....................................   $140,900,295      12,577,252      $11.20
Combined Fund (Growth) (pro forma) .........   $221,431,845      19,767,569      $11.20

        TOTAL CLASS A, B, C, D
---------------------------------------------
Market Leader ..............................   $356,928,515           --          --
Growth .....................................   $629,100,188           --          --
Combined Fund (Growth) (pro forma) .........   $985,656,853           --          --

------------
* The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $12,737, $259,844, $15,283 and $83,986 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Market Leader.

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of both Market Leader and Growth is to seek long-term growth of capital.

     Market Leader will normally invest at least 65% of its assets in common stocks and other equity securities of companies that Market Leader's Investment Manager believes are established market leaders in growing industries. The Investment Manager considers companies to be "market leaders" if they are nationally-known and have established a strong reputation for quality management, products and services in the U.S. and/or globally. These companies generally will have market capitalizations in excess of $1 billion and will be listed in the U.S. on a national stock exchange. Market Leader's other equity investments in market leaders may include preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. Up to 10% of Market Leader's net assets may be invested in foreign securities that are not listed in the U.S. on a national securities exchange. In addition, Market Leader may invest up to 20% of its net assets in lower rated convertible securities (commonly known as "junk bonds").

     In deciding which securities to buy, hold or sell, the Investment Manager evaluates large capitalization companies and focuses on companies it believes have consistent or rising earning growth records, potential for strong free cash flow and compelling business strategy. In this regard, the Investment Manager studies company developments, including positive business momentum, dominant niche/industry position, management talent and financial results.

     The remaining 35% of Market Leader's assets may be invested in equity and convertible securities (including lower-rated convertible securities) of companies other than "market leaders," and corporate debt and U.S. government securities.

     Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that Growth's Sub-Advisor, Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth. The Sub-Advisor seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Sub-Advisor emphasizes individual security selection. The Sub-Advisor may invest up to 25% of Growth's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. The Sub-Advisor follows a flexible investment program in seeking to achieve Growth's investment objective. The Sub-Advisor focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Sub-Advisor studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Sub-Advisor generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Market Leader and Growth are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Market Leader and Growth as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and

Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows:
(a) Growth may not (i) invest more than 5% of the value of its total assets in the securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets; (b) Market Leader may not (i) as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities), except that the Market Leader may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as Market Leader (a "Qualifying Portfolio"); and (ii) as to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that Market Leader may invest all or substantially all of its assets in a Qualifying Portfolio. Both funds may not (i) pledge their assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction with respect to Growth, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets; (ii) purchase or sell real estate or interests therein, including limited partnership interests, although both funds may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein. (iii) invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (iv) purchase or sell commodities or commodities contracts except that Market Leader may purchase or sell index futures contracts and Growth may purchase or sell financial or stock index futures contracts or options thereon; (v) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the funds may invest in the securities or companies which operate, invest in, or sponsor such programs; (vi) borrow money, except that the funds may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed); (vii) issue senior securities as defined in the Investment Company Act except insofar as the funds may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) in the case of Growth, purchasing or selling financial futures contracts or, in the case of Market Leader, purchasing or selling futures contracts or options; (c) borrowing money in accordance with the restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities; (viii) make loans of money or securities, except by: (a) the purchase of debt obligations in the case of Market Leader or the purchase of portfolio securities in the case of Growth;
(b) investment in repurchase agreements; or (c) lending its portfolio securities; (ix) make short sales of securities; (x) purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the funds of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin; (xi) engage in the underwriting of securities, except insofar as the funds may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and (xii) invest for the purpose of exercising control or management of any other issuer, except that Market Leader may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as Market Leader. Furthermore, as a non-fundamental policy, Market Leader may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act, and Growth may not, as
to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

                  ADDITIONAL INFORMATION ABOUT MARKET LEADER
                                  AND GROWTH


GENERAL

     For a discussion of the organization and operation of Growth and Market Leader, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about Growth and Market Leader, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of Growth and Market Leader, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Market Leader and Growth, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Growth's and Market Leader's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Growth's and Market Leader's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Growth's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended March 31, 2003 and the succeeding Semi-Annual Report for the six months ended September 30, 2003 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Market Leader, see its Annual Report for its fiscal year ended August 31, 2003.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Growth, for the fiscal year ended March 31, 2003, and Market Leader, for the fiscal year ended August 31, 2003, that are incorporated by reference in the Statement of Additional

Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Growth will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about Market Leader and Growth is available, as applicable, in the following documents which are incorporated herein by reference: (i) Growth's Prospectus dated May 30, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 14 to Growth's Registration Statement on Form N-1A (File Nos. 33-45450; 811-6551); (ii) Growth's Annual Report for its fiscal year ended March 31, 2003, accompanying this Proxy Statement and Prospectus; (iii) Growth's succeeding Semi-Annual Report for the six months ended September 30, 2003; (iv) Market Leader's Prospectus dated October 30, 2003 which Prospectus forms a part of Post-Effective Amendment No. 10 to Market Leader's Registration Statement on Form N-1A (File Nos. 333-15813; 811-7915); and (v) Market Leader's Annual Report for its fiscal year ended August 31, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     Market Leader and Growth are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Market Leader and Growth which are of public record can be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


                                OTHER BUSINESS

     Management of Market Leader knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Mary E. Mullin,
                                      Secretary


December 24, 2003

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 23rd day of October, 2003, by and between MORGAN STANLEY GROWTH FUND, a Massachusetts business trust ("Growth") and MORGAN STANLEY MARKET LEADER TRUST, a Massachusetts business trust ("Market Leader").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Growth of substantially all of the assets of Market Leader in exchange for the assumption by Growth of all stated liabilities of Market Leader and the issuance by Growth of shares of beneficial interest, par value $0.01 per share (the "Growth Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Market Leader in liquidation of Market Leader as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MARKET LEADER

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Market Leader agrees to assign, deliver and otherwise transfer the Market Leader Assets (as defined in paragraph 1.2) to Growth and Growth agrees in exchange therefor to assume all of Market Leader's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Market Leader the number of Growth Shares, including fractional Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Market Leader Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Market Leader, and any deferred or prepaid expenses shown as an asset on Market Leader's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Market Leader will provide Growth with a list of all of Market Leader's assets to be assigned, delivered and otherwise transferred to Growth and a list of the stated liabilities to be assumed by Growth pursuant to this Agreement. Market Leader reserves the right to sell any of the securities on such list but will not, without the prior approval of Growth, acquire any additional securities other than securities of the type in which Growth is permitted to invest and in amounts agreed to in writing by Growth. Growth will, within a reasonable time prior to the Valuation Date, furnish Market Leader with a statement of Growth's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Growth's investment objective, policies and restrictions. In the event that Market Leader holds any investments that Growth is not permitted to hold, Market Leader will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Market Leader and Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Growth with respect to such investments, Market Leader if requested by Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Market Leader will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Market Leader prepared by the Treasurer of Market Leader as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Market Leader may establish a cash reserve, which shall not exceed 5% of Market Leader's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Market Leader and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Market Leader to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Market Leader will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Market Leader will distribute Growth Shares received by Market Leader pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Market Leader Shareholders"). Each Market Leader Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Market Leader Shareholder. Accordingly, the Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Market Leader, respectively. Such distribution will be accomplished by an instruction, signed by Market Leader's Secretary, to transfer Growth Shares then credited to Market Leader's account on the books of Growth to open accounts on the books of Growth in the names of the Market Leader Shareholders and representing the respective pro rata number of Growth Shares due such Market Leader Shareholders. All issued and outstanding shares of Market Leader simultaneously will be canceled on Market Leader's books; however, share certificates representing interests in Market Leader will represent a number of Growth Shares after the Closing Date as determined in accordance with paragraph
2.3. Growth will issue certificates representing Growth Shares in connection with such exchange only upon the written request of a Market Leader Shareholder.

     1.6 Ownership of Growth Shares will be shown on the books of Growth's transfer agent. Growth Shares will be issued in the manner described in Growth's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Growth Shares in a name other than the registered holder of Growth Shares on Market Leader's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Growth Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Market Leader is and shall remain the responsibility of Market Leader up to and including the date on which Market Leader is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Market Leader shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Market Leader as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Market Leader, such entity shall either
(i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Market Leader for federal income tax purposes, or
(ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Market Leader shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph
1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Market Leader in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Growth or their designee and Growth or its designee shall comply with applicable record retention requirements to which Market Leader is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Market Leader Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Market Leader of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Growth's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Growth's then current Prospectus and Statement of Additional Information.

     2.3 The number of Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Market Leader shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Growth (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Market Leader shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Growth. Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Market Leader and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Market Leader to the Custodian for the account of Growth on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Growth Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Growth and Market Leader, accurate appraisal of the value of the net assets of Growth or the Market Leader Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Market Leader shall deliver to Growth or its designee
(a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Market Leader Shareholders and the number and percentage ownership of outstanding Market Leader shares owned by each such Market Leader Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Market Leader Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Growth Shares to be credited on the Closing Date to Market Leader or provide evidence satisfactory to Market Leader that such Growth Shares have been credited to Market Leader's account on the books of Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF GROWTH AND MARKET LEADER

     4.1 Except as otherwise expressly provided herein with respect to Market Leader, Growth and Market Leader each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Growth will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Growth Shares ("Registration Statement"). Market Leader will provide Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Market Leader will further provide Growth with such other information and documents relating to Market Leader as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Market Leader will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Market Leader will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Growth will furnish Market Leader with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Growth as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Market Leader will assist Growth in obtaining such information as Growth reasonably requests concerning the beneficial ownership of Market Leader shares.

     4.5 Subject to the provisions of this Agreement, Growth and Market Leader will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Market Leader shall furnish or cause to be furnished to Growth within 30 days after the Closing Date a statement of Market Leader's assets and liabilities as of the Closing Date, which statement shall be certified by Market Leader's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Market Leader shall furnish Growth, in such form as is reasonably satisfactory to Growth, a statement certified by Market Leader's Treasurer of Market Leader's earnings and profits for Federal income tax purposes that will be carried over to Growth pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Market Leader (a) shall prepare and file all federal and other tax returns and reports of Market Leader required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Growth represents and warrants to Market Leader as follows:

          (a) Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

          (b) Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

          (c) All of the issued and outstanding shares of Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

          (d) The current Prospectus and Statement of Additional Information of Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Growth is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended March 31, 2003, of Growth audited by Deloitte & Touche LLP (copies of which will be furnished to Market Leader), fairly present, in all material respects, Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) All issued and outstanding Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Growth's current Statement of Additional Information incorporated by reference in the Registration Statement. Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

          (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Growth, and this Agreement constitutes a valid and binding obligation of Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Growth's performance of this Agreement;

          (j) Growth Shares to be issued and delivered to Market Leader, for the account of the Market Leader Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Growth Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

          (k) All material Federal and other tax returns and reports of Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (l) For each taxable year since its inception, Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Growth to continue to meet the requirements of Subchapter M of the Code;

          (m) Since March 31, 2003 there has been no change by Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

          (n) The information furnished or to be furnished by Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Market Leader represents and warrants to Growth as follows:

          (a) Market Leader is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

          (b) Market Leader is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

          (c) All of the issued and outstanding shares of beneficial interest of Market Leader have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Market Leader are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Market Leader is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

          (d) The current Prospectus and Statement of Additional Information of Market Leader conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) Market Leader is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Market Leader's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Market Leader is a party or by which it is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Market Leader or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Market Leader knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

          (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial
     Highlights of Market Leader for the year ended August 31, 2003, audited by Deloitte

     & Touche LLP (copies of which have been or will be furnished to Growth) fairly present, in all material respects, Market Leader's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Market Leader (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

          (h) Market Leader has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

          (i) All issued and outstanding shares of Market Leader are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Market Leader's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Market Leader does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Growth pursuant to paragraph 3.4;

          (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Market Leader, and subject to the approval of Market Leader's shareholders, this Agreement constitutes a valid and binding obligation of Market Leader, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Market Leader's performance of this Agreement;

          (k) All material Federal and other tax returns and reports of Market Leader required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Market Leader's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (l) For each taxable year since its inception, Market Leader has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Market Leader to continue to meet the requirements of Subchapter M of the Code;

          (m) At the Closing Date, Market Leader will have good and valid title to the Market Leader Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Market Leader which have not settled prior to the Closing
     Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

          (n) On the effective date of the Registration Statement, at the time of the meeting of Market Leader's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the

     1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Market Leader for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

          (o) Market Leader will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

          (p) Market Leader has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

          (q) Market Leader is not acquiring Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MARKET LEADER

     The obligations of Market Leader to consummate the transactions provided for herein shall be subject, at its election, to the performance by Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Growth shall have delivered to Market Leader a certificate of its President and Treasurer, in a form reasonably satisfactory to Market Leader and dated as of the Closing Date, to the effect that the representations and warranties of Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Market Leader shall reasonably request;

     6.3 Market Leader shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Growth, dated as of the Closing Date, to the effect that:

          (a) Growth is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Market Leader, is a valid and binding obligation of Growth enforceable against Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Growth Shares to be issued to

     Market Leader Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Growth's Statement of Additional Information), and no shareholder of Growth has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Growth's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Growth's 12b-1 plan of distribution from those described in Growth's Prospectus dated May 30, 2003 and Statement of Additional Information dated May 30, 2003.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF GROWTH

     The obligations of Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by Market Leader of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Market Leader contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Market Leader shall have delivered to Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Growth and dated as of the Closing Date, to the effect that the representations and warranties of Market Leader made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Growth shall reasonably request;

     7.3 Market Leader shall have delivered to Growth a statement of the Market Leader Assets and its liabilities, together with a list of Market Leader's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Market Leader;

     7.4 Growth shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Market Leader, dated as of the Closing Date to the effect that:

          (a) Market Leader is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Market Leader is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Market Leader and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Growth, is a valid and binding obligation of Market Leader enforceable against Market Leader in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Market Leader's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Market Leader of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.5 On the Closing Date, the Market Leader Assets shall include no assets that Growth, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GROWTH AND MARKET LEADER

     The obligations of Market Leader and Growth hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Market Leader in accordance with the provisions of Market Leader's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Growth;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Growth or Market Leader to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Growth or Market Leader;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Market Leader shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Market Leader Shareholders all of Market Leader's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to Growth and Market Leader, which opinion may be relied upon by the shareholders of Market Leader, substantially to the effect that, for federal income tax purposes:

          (a) The transfer of Market Leader's assets in exchange for Growth Shares and the assumption by Growth of certain stated liabilities of Market Leader followed by the distribution by Market Leader of

     Growth Shares to the Market Leader Shareholders in exchange for their Market Leader shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Market Leader and Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by Growth upon the receipt of the assets of Market Leader solely in exchange for Growth Shares and the assumption by Growth of the stated liabilities of Market Leader;

          (c) No gain or loss will be recognized by Market Leader upon the transfer of the assets of Market Leader to Growth in exchange for Growth Shares and the assumption by Growth of the stated liabilities or upon the distribution of Growth Shares to the Market Leader Shareholders in exchange for their Market Leader shares;

          (d) No gain or loss will be recognized by the Market Leader Shareholders upon the exchange of the Market Leader shares for Growth Shares;

          (e) The aggregate tax basis for Growth Shares received by each Market Leader Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Market Leader Shares held by each such Market Leader Shareholder immediately prior to the Reorganization;

          (f) The holding period of Growth Shares to be received by each Market Leader Shareholder will include the period during which the Market Leader Shares surrendered in exchange therefor were held (provided such Market Leader Shares were held as capital assets on the date of the Reorganization);

          (g) The tax basis of the assets of Market Leader acquired by Growth will be the same as the tax basis of such assets to Market Leader immediately prior to the Reorganization; and

          (h) The holding period of the assets of Market Leader in the hands of Growth will include the period during which those assets were held by Market Leader.

     Notwithstanding anything herein to the contrary, neither Growth nor Market Leader may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Market Leader shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

          (b) In the event the transactions contemplated herein are not consummated by reason of Market Leader being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Market Leader's obligations specified in this Agreement), Market Leader's only obligation hereunder shall be to reimburse Growth for all reasonable out-of-pocket fees and expenses incurred by Growth in connection with those transactions.

          (c) In the event the transactions contemplated herein are not consummated by reason of Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Growth's obligations specified in this Agreement), Growth's only obligation hereunder shall be to reimburse Market Leader for all reasonable out-of-pocket fees and expenses incurred by Market Leader in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Market Leader hereunder shall not survive the dissolution and complete liquidation of Market Leader in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of Market Leader and Growth;

       (b) by either Growth or Market Leader by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before March 31, 2004; or

       (c) by either Growth or Market Leader, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Market Leader shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
     (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Growth or Market Leader, or the trustees or officers of Growth or Market Leader, to any other party or its trustees or officers.

       (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Growth or Market Leader, or the trustees or officers of Growth or Market Leader, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Growth hereunder are solely those of Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Growth and signed by authorized officers of Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Market Leader hereunder are solely those of Market Leader. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Market Leader shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Market Leader and signed by authorized officers of Market Leader acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY MARKET LEADER TRUST



                                By: /s/ CHARLES A. FIUMEFREDDO
                                    -------------------------------------------
                                    Name:  Charles A. Fiumefreddo
                                    Title: Chairman



                                MORGAN STANLEY GROWTH FUND



                                By: /s/ BARRY FINK
                                    -------------------------------------------
                                    Name:  Barry Fink
                                    Title:  Vice President

                                                                       Exhibit B

                                                   [MORGAN STANLEY LOGO OMITTED]


[GRAPHIC OMITTED]


Morgan Stanley Growth Fund

A mutual fund that seeks long-term growth of capital





                                                         Prospectus May 30, 2003











THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVE ............................  1

                            PRINCIPAL INVESTMENT STRATEGIES .................  1

                            PRINCIPAL RISKS .................................  2

                            PAST PERFORMANCE ................................  2

                            FEES AND EXPENSES ...............................  4

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ......  5

                            ADDITIONAL RISK INFORMATION .....................  6

                            FUND MANAGEMENT .................................  7

Shareholder Information     PRICING FUND SHARES .............................  9

                            HOW TO BUY SHARES ...............................  9

                            HOW TO EXCHANGE SHARES .......................... 11

                            HOW TO SELL SHARES .............................. 12

                            DISTRIBUTIONS ................................... 14

                            TAX CONSEQUENCES ................................ 15

                            SHARE CLASS ARRANGEMENTS ........................ 16

Financial Highlights         ................................................ 24

Morgan Stanley Funds         ................................. INSIDE BACK COVER

         THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
           PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]


INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Growth Fund seeks long-term growth of capital.


[GRAPHIC OMITTED]


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)


The Fund will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Fund's "Sub-Advisor," Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth. The Sub-Advisor seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Sub-Advisor emphasizes individual security selection.

The Sub-Advisor may invest up to 25% of the Fund's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Sub-Advisor follows a flexible investment program in seeking to achieve the Fund's investment objective. The Sub-Advisor focuses on companies it believes have consistent or rising earning growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Sub-Advisor studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Sub-Advisor generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


The Fund may also utilize forward foreign currency exchange contracts and convertible securities.


In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]


PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with foreign securities and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.



[GRAPHIC OMITTED]


PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[BAR CHART OMITTED]




  19.19%   -7.81%   24.54%   19.02%    21.91%    21.52%    39.56%   -12.05%  -16.05%  -28.59%

   1993      '94     '95      '96       '97      '98        '99      2000      '01    '02



The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2003 was 0.44%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 25.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.47% (quarter ended March 31, 2001).

Average Annual Total Returns This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
--------------------------------------------------------------------------------------------------------------------
                                                      PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------------------------------------
 Class A1: Return Before Taxes                         -31.80%        -2.72%          --               -2.35%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%          --               0.25%
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%          --               -0.03%
--------------------------------------------------------------------------------------------------------------------
 Class B1: Return Before Taxes                         -32.16%        -2.46%        5.91%                --
--------------------------------------------------------------------------------------------------------------------
           Return After Taxes on Distributions(4)      -32.16%        -4.47%        4.13%                --
--------------------------------------------------------------------------------------------------------------------
           Return After Taxes on Distributions
           and Sale of Fund Shares                     -19.75%        -1.50%        4.99%                --
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%        9.35%                --
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%        8.04%                --
--------------------------------------------------------------------------------------------------------------------
 Class C1: Return Before Taxes                         -29.13%        -2.37%          --               -2.08%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%          --               0.25%
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%          --               -0.03%
--------------------------------------------------------------------------------------------------------------------
 Class D1: Return Before Taxes                         -27.89%        -1.45%          --               -1.15%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%          --               0.25%
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%          --               -0.03%
--------------------------------------------------------------------------------------------------------------------



(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 29, 1992.

(2) The Standard and Poor's (Registered Trademark) 500 Index (S&P 500) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Large-Cap Core Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

The above table shows after tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2003.
(end sidebar)



                                                     CLASS A      CLASS B      CLASS C     CLASS D
---------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)     None         None       None
---------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)      5.00%(3)     1.00%(4)   None
---------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
  Management fee                                      0.80%        0.80%        0.80%      0.80%
---------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.19%        1.00%        0.99%      None
---------------------------------------------------------------------------------------------------
  Other expenses                                      0.19%        0.19%        0.19%      0.19%
---------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.18%        1.99%        1.98%      0.99%
---------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



                       IF YOU SOLD YOUR SHARES:                        IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A     $639       $880        $1,140      $1,882       $639       $880        $1,140      $1,882
----------------------------------------------------------   --------------------------------------------
 Class B     $702       $924        $1,273      $2,317       $202       $624        $1,073      $2,317
----------------------------------------------------------   --------------------------------------------
 Class C     $301       $621        $1,068      $2,306       $201       $621        $1,068      $2,306
----------------------------------------------------------   --------------------------------------------
 Class D     $101       $315        $  547      $1,213       $101       $315        $  547      $1,213
----------------------------------------------------------   --------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.



[GRAPHIC OMITTED]


ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Convertible Securities. The Fund may invest a portion of its assets in convertible debt securities. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]


ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. In addition, underlying securities represented by depositary receipts generally will be denominated in foreign currencies. If the value of the local foreign currency underlying the Fund's foreign holdings falls relative to the U.S. dollar, the U.S. dollar value of the foreign security (or depositary receipt) will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

Convertible Securities. The Fund may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. The securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.



[GRAPHIC OMITTED]



FUND MANAGEMENT
---------------

(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of April 30, 2003.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Sub-Advisor, together with its institutional investment management affiliates, managed assets of $177 billion as of April 30, 2002 for U.S. corporate and public employee benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor also is a wholly-owned subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Large Cap Growth team. Current members of the team include William Auslander, a Managing Director of the Sub-Advisor, and Jefferey Alvino, an Executive Director of the Sub-Advisor.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.80% of the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor compensation equal to 40% of its compensation.

Shareholder Information


[GRAPHIC OMITTED]


PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



[GRAPHIC OMITTED]



HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidbar)


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                        MINIMUM INVESTMENT
INVESTMENT OPTIONS                                      INITIAL    ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                      $ 1,000     $  100
--------------------------------------------------------------------------------
  Individual Retirement Account                         $ 1,000     $  100
--------------------------------------------------------------------------------
  Coverdell Education Savings Account                   $   500     $  100
--------------------------------------------------------------------------------
  EasyInvest(SM)                                        $   100*    $  100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
--------------------------------------------------------------------------------


*    Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o    Make out a check for the total amount payable to: Morgan Stanley Growth
     Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]


HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------ ---------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
---------------- --------------------------------------------------------------------------------------------------
By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
[GRAPHIC OMITTED]  o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                 --------------------------------------------------------------------------------------------------
                 If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------- --------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC OMITTED]annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------- --------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]


DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]


SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year.                                                                 0.25%
---------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.              1.00%
---------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                        1.00%
---------------------------------------------------------------------------------------------------------------
  D       None                                                                                   None
---------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                  FRONT-END SALES CHARGE
-------------------------------------------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                 5.54%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                 4.99%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                 4.17%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                 3.09%
-------------------------------------------------------------------------------------
  $250,000 but less than $500,000               2.50%                 2.56%
-------------------------------------------------------------------------------------
  $500,000 but less than $1 million             2.00%                 2.04%
-------------------------------------------------------------------------------------
  $1 million and over                           0.00%                 0.00%
-------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. (Morgan Stanley DW) or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.


o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                      5.0%
--------------------------------------------------------------------------------
  Second                                     4.0%
--------------------------------------------------------------------------------
  Third                                      3.0%
--------------------------------------------------------------------------------
  Fourth                                     2.0%
--------------------------------------------------------------------------------
  Fifth                                      2.0%
--------------------------------------------------------------------------------
  Sixth                                      1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                     None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:


o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------------------
                                                         2003           2002           2001           2000          1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $12.58          $12.60        $22.32          $17.34       $15.17
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              0.00           (0.04)        (0.06)          (0.09)       (0.05)
   Net realized and unrealized gain (loss)              (3.17)           0.09         (6.82)           6.89         2.55
                                                       ------          ------        ------          ------       ------
 Total income (loss) from investment operations         (3.17)           0.05         (6.88)           6.80         2.50
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                 --           (0.07)        (2.84)          (1.82)       (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 9.41          $12.58        $12.60          $22.32       $17.34
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (25.20)%          0.36%       (34.32)%         42.32%       16.87%
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                1.18 %          1.18 %        1.11 %          1.13 %       1.19 %
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                    (0.06)%         (0.35)%       (0.34)%         (0.48)%      (0.29)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $32,091         $17,611       $11,824         $14,947       $4,987
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  155 %            95 %          67 %            81 %        113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED MARCH 31,
                                                  ------------------------------------------------------------------------
                                                       2003          2002          2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $12.24        $12.35        $22.04            $17.20      $15.12
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.09)        (0.14)        (0.15)            (0.15)      (0.11)
   Net realized and unrealized gain (loss)             (3.07)         0.10         (6.70)             6.81        2.52
                                                      ------        ------        ------            ------      ------
 Total income (loss) from investment operations        (3.16)        (0.04)        (6.85)             6.66        2.41
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                --         (0.07)        (2.84)            (1.82)      (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $ 9.08        $12.24        $12.35            $22.04      $17.20
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (25.82)%       (0.44)%      (34.61)%           41.82 %     16.32 %
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.99          1.94          1.59              1.48        1.60 %
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (0.87)%       (1.11)%       (0.82)%           (0.83)%     (0.70)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $381,478      $714,513      $867,382        $1,326,846    $913,060
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 155 %          95 %          67 %              81 %       113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED MARCH 31,
                                                    ----------------------------------------------------------------------
                                                         2003           2002            2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $12.07         $12.16          $21.80         $17.09      $15.08
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.08)         (0.11)          (0.19)         (0.23)      (0.16)
   Net realized and unrealized gain (loss)               (3.03)          0.09           (6.61)          6.76        2.50
                                                        ------         ------          ------         ------      -------
 Total income (loss) from investment operations          (3.11)         (0.02)          (6.80)          6.53        2.34
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --          (0.07)          (2.84)         (1.82)      (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 8.96         $12.07          $12.16         $21.80       $17.09
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (25.77)%        (0.20)%        (34.82)%        41.29 %      15.90 %
--------------------------------------------------------------------------------------------------------------------------
 RATIO TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.98           1.73            1.88           1.89         1.94
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.86)%        (0.90)%         (1.11)%        (1.24)%      (1.04)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $8,563        $14,095         $14,490        $11,848       $3,041
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   155 %           95 %            67 %           81 %       113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------------------
                                                         2003            2002            2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $12.76          $12.75          $22.49        $17.41       $15.21
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[+/+]                      0.01           (0.01)          (0.02)        (0.04)       (0.01)
   Net realized and unrealized gain (loss)               (3.21)           0.09           (6.88)         6.94         2.54
                                                        ------          ------          ------        ------       ------
 Total income (loss) from investment operations          (3.20)           0.08           (6.90)         6.90         2.53
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.07)          (2.84)        (1.82)       (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 9.56          $12.76          $12.75        $22.49       $17.41
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (25.08)%          0.59 %        (34.14)%       42.75 %      17.02 %
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.99            0.94 %          0.88 %        0.89 %       0.94 %
--------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             0.13 %         (0.11)%         (0.11)%       (0.24)%      (0.04)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $108,481        $133,653         $79,666       $12,702      $1,563
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   155 %            95 %            67 %          81 %       113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes


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28

  Morgan Stanley Funds
--------------------------------------------------------------------------------

o     GLOBAL/INTERNATIONAL FUNDS


      European Growth Fund


      Fund of Funds - International Portfolio


      Global Advantage Fund


      Global Dividend Growth Securities


      International Fund


      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund

o     GROWTH FUNDS

      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund


      Capital Opportunities Trust


      Developing Growth Securities Trust


      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund


      Next Generation Trust


      Small-Mid Special Value Fund

      Special Growth Fund


      Special Value Fund


      Tax-Managed Growth Fund


o     GROWTH + INCOME FUNDS


      Allocator Fund

      Balanced Growth Fund


      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio


      Fundamental Value Fund


      Income Builder Fund


      Mid-Cap Value Fund

      S&P 500 Index Fund


      S&P 500 Select Fund

      Strategist Fund

      Total Market Index Fund

      Total Return Trust


      Value Fund

      Value-Added Market Series -- Equity Portfolio


o    INCOME FUNDS


      Federal Securities Trust

      Flexible Income Trust


      High Yield Securities


      Limited Duration Fund(NL)

      Limited Duration U.S. Treasury Trust


      Liquid Asset Fund (MM)


      Quality Income Trust

      U.S. Government Money Market Trust (MM)


      U.S. Government Securities Trust


o    SPECIALTY FUNDS

      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund


o    TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust (MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust (FSC)

      Limited Term Municipal Trust (NL)

      Multi-State Municipal Series Trust (FSC)

      New York Municipal Money Market Trust (MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------


There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                              www.morganstanley.com

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

 Class A:                      GRTAX
----------------------------------------
 Class B:                      GRTBX
----------------------------------------

 Class C:                      GRTCX
----------------------------------------
 Class D:                      GRTDX
----------------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6551)

CLF #39977


[MORGAN STANLEY LOGO OMITTED]

       Morgan Stanley
       Growth Fund


       A mutual fund that seeks
       long-term growth of capital



                                                       Prospectus | May 30, 2003



[GRAPHIC OMITTED]

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003

Dear Shareholder:

The 12-month period ended March 31, 2003 remained a volatile environment for growth investors. Following a broad-based decline during the third quarter of 2002, the markets, led by technology stocks, rebounded during the fourth quarter. Most of the market strength occurred in October and November, led by semiconductors, software and telecommunications. The market seemed to react favorably to several factors including more positive third-quarter earnings announcements, the Federal Reserve Board's decision to cut short-term interest rates by 50 basis points, as well as mid-term election results, in which the Republican Party increased its House majority and gained control of the Senate. However, stocks gave back some of their gains during December and January, amid escalating geopolitical uncertainty with respect to Iraq and North Korea. Concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of six percent. In addition, energy prices rose sharply triggered by increased tensions with Iraq and an oil strike in Venezuela.

The first quarter of 2003 began under a continued cloud of global uncertainty. Once it became clear that diplomacy would not resolve the Iraq situation and war was imminent, the market rallied as many sidelined investors decided to participate. From that point on, day-to-day market volatility appeared to be highly correlated to the latest war report. Consumer sentiment, measured by the University of Michigan, improved during February and March, but remained historically low. Mortgage refinance applications averaged roughly 8,800 over the last three weeks of the quarter, exceeding prior record levels of 6,800 reached last October.

Performance and Portfolio Strategy

For the 12-month period ended March 31, 2003, Morgan Stanley Growth Fund's Class A, B, C and D shares posted total returns of -25.20 percent, -25.82 percent, -25.77 percent and -25.08 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -24.76 percent and the Lipper Large-Cap Core Fund Index returned -23.73 percent. The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results.

The Fund underperformed its benchmark, the S&P 500, due to both stock selection and sector allocation. Weak performances from consumer discretionary stocks were among the Fund's largest detractors. Within consumer discretionary, retailers experienced a sluggish sales environment. Wal-Mart came in lower than expected under difficult business conditions. In addition to the soft retail environment, Home Depot has seen its momentum slow in recent quarters. Despite its struggles, we believe that Home Depot should remain very profitable and is capable of generating substantial free cash flow. Moreover, many of Home Depot's stores will be renovated to fend off increasing competition from Lowes.

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003 continued

Technology, the Fund's second largest sector weighting and overweight relative to the technology stock weighting in the S&P 500, detracted from performance. Microsoft, Dell, Cisco, Intel, and IBM represented the largest percentage of our technology investment. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology. Healthcare is an area where we are finding growth prospects in the areas of pharmaceutical and biotechnology companies. Our overweighting in this area contributed to relative performance. Merck benefited from an early FDA approval for a new cholesterol-lowering drug called Zetia. Amgen experienced impressive sales for new products that include Aranesp and Neulasta.

The industrials sector contributed to performance primarily due to stock selection. A slight underweighting relative to the S&P 500 also contributed to performance. Early in the period, General Electric experienced a cyclical downturn in its power systems business and its insurance business was down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events. The stock reacted adversely but rebounded during the first quarter of 2003. We began selling General Electric on strength. We also increased our position in United Technologies, which had a slight positive impact on the the Fund's relative return. We have also been increasing our position in Lockheed Martin, taking advantage of recent weakness. We believe the company's fundamentals are very strong and we have confidence in their earnings visibility for the next several years. Although some of its peers have pension expense problems, Lockheed is more favorably situated with regard to this issue because of its extensive government contracts. Under these contracts, the government pays for pension expense as a cost of doing business.

The telecommunications sector's weakness continued during the period, making it the second worst performing segment of the S&P 500 during the quarter. However, strong stock selection and the Fund's significant underweighting of this sector added to the Fund's relative performance. AT&T Wireless Services, Verizon Communications and Nextel Communications, were among the stronger performers in the sector. They recently benefited from stable to rising prices and positive subscription trends.

Looking Ahead

The successful conclusion of the war in Iraq has eliminated one major uncertainty hampering the markets. However, there is little clarity on the lasting effects or economic impact of the war. From the start of the conflict through quarter-end, we saw the market trade up and down on war reports and we expect that to continue. Industry and company fundamentals have deteriorated broadly over the last several weeks. Media companies, which had been strong, deteriorated rapidly and significantly. In technology areas such as software, a significant portion of sales typically occurs in the final month of each quarter and as a result of the war, there are fewer salesmen traveling to close deals and more customers taking a wait and see attitude. We have seen some slowdown in consumer behavior, but mortgage

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003 continued

refinancing on the heels of lower interest rates has until recently been a powerful catalyst. We remain cautiously optimistic in the face of uncertainty and pessimism and continue to focus our efforts on intense company research.

We appreciate your ongoing support of Morgan Stanley Growth Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
--------------------------               ----------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO








ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Growth Fund
FUND PERFORMANCE [ ] MARCH 31, 2003

[GRAPHIC OMITTED]
                           GROWTH OF $10,000 CLASS--B

           DATE                  FUND        S&P 500(4)  LIPPER(5)
           ----                  ----        -------     ------
           March 31, 1993       10,000       10,000      10,000
           March 31, 1994       10,746       10,147      10,327
           March 31, 1995       10,755       11,727      11,406
           March 31, 1996       13,410       15,492      14,647
           March 31, 1997       14,524       18,563      16,833
           March 31, 1998       20,713       27,472      24,484
           March 31, 1999       24,094       32,540      28,571
           March 31, 2000       34,170       38,378      34,077
           March 31, 2001       22,345       30,056      26,501
           March 31, 2002       22,246       30,134      26,406
           March 31, 2003       16,503(3)    22,674      20,139

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


           AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED MARCH 31, 2003
--------------------------------------------------------------------------------

                          Class A Shares*
-------------------------------------------------------------------
1 Year                              (25.20)%(1)        (29.13)%(2)
5 Years                              (3.89)%(1)         (4.92)%(2)
Since Inception (7/28/97)            (1.20)%(1)         (2.14)%(2)

                         Class B Shares**
-------------------------------------------------------------------
1 Year                              (25.82)%(1)        (29.53)%(2)
5 Years                              (4.44)%(1)         (4.73)%(2)
10 Years                              5.14 %(1)          5.14 %(2)

                         Class C Shares+
-------------------------------------------------------------------
1 Year                              (25.77)%(1)        (26.51)%(2)
5 Years                              (4.59)%(1)         (4.59)%(2)
Since Inception (7/28/97)            (1.91)%(1)         (1.91)%(2)

                         Class D Shares++
-------------------------------------------------------------------
1 Year                              (25.08)%(1)
5 Years                              (3.68)%(1)
Since Inception (7/28/97)            (0.97)%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on March 31, 2003.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Large-Cap Core Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
*    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003

      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Common Stocks (96.4%)
                       Aerospace & Defense (1.9%)
179,150                Lockheed Martin Corp. ...........   $  8,518,583
 47,900                Raytheon Co. ....................      1,358,923
                                                           ------------
                                                              9,877,506
                                                           ------------
                       Apparel/Footwear Retail (0.6%)
104,400                Limited Brands, Inc. ............      1,343,628
110,075                TJX Companies, Inc. (The) .......      1,937,320
                                                           ------------
                                                              3,280,948
                                                           ------------
                       Beverages: Alcoholic (0.4%)
 45,065                Anheuser-Busch Companies,
                       Inc. ............................      2,100,480
                                                           ------------
                       Beverages: Non-Alcoholic (1.8%)
237,364                Coca-Cola Co. (The) .............      9,608,495
                                                           ------------
                       Biotechnology (2.9%)
192,439                Amgen Inc.* .....................     11,074,864
 45,600                Celgene Corp.* ..................      1,189,248
 68,001                Gilead Sciences, Inc.* ..........      2,855,362
                                                           ------------
                                                             15,119,474
                                                           ------------
                       Broadcasting (1.4%)
 80,100                Clear Channel
                       Communications, Inc.* ...........      2,716,992
143,075                Univision Communications,
                       Inc. (Class A)* .................      3,506,768
 54,000                USA Interactive* ................      1,446,660
                                                           ------------
                                                              7,670,420
                                                           ------------
                       Cable/Satellite TV (0.5%)
 98,600                EchoStar Communications
                       Corp. (Class A)* ................      2,847,568
                                                           ------------
                       Computer Communications (2.3%)
935,827                Cisco Systems, Inc.* ............     12,072,168
                                                           ------------
                       Computer Peripherals (0.3%)
201,150                EMC Corp.* ......................      1,454,314
                                                           ------------
                       Computer Processing
                       Hardware (1.8%)
310,096                Dell Computer Corp.* ............      8,468,722
 68,250                Hewlett-Packard Co. .............      1,061,287
                                                           ------------
                                                              9,530,009
                                                           ------------


      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Data Processing Services (1.1%)
 34,250                Automatic Data Processing,
                       Inc. ............................   $  1,054,558
 94,944                First Data Corp. ................      3,513,877
 39,900                SunGard Data Systems Inc.*.......        849,870
                                                           ------------
                                                              5,418,305
                                                           ------------
                       Department Stores (0.9%)
 79,250                Kohl's Corp.* ...................      4,483,965
                                                           ------------
                       Discount Stores (4.4%)
 67,041                Costco Wholesale Corp.* .........      2,013,241
 81,600                Target Corp. ....................      2,387,616
359,653                Wal-Mart Stores, Inc. ...........     18,712,746
                                                           ------------
                                                             23,113,603
                                                           ------------
                       Drugstore Chains (0.5%)
 88,325                Walgreen Co. ....................      2,603,821
                                                           ------------
                       Electronic Components (0.2%)
 68,980                Jabil Circuit, Inc.* ............      1,207,150
                                                           ------------
                       Electronic Production
                       Equipment (0.8%)
229,626                Applied Materials, Inc.* ........      2,888,695
 56,500                Novellus Systems, Inc.* .........      1,540,755
                                                           ------------
                                                              4,429,450
                                                           ------------
                       Finance/Rental/Leasing (2.2%)
218,600                Freddie Mac .....................     11,607,660
                                                           ------------
                       Financial Conglomerates (5.9%)
132,550                American Express Co. ............      4,404,636
624,666                Citigroup, Inc. .................     21,519,744
218,100                J.P. Morgan Chase & Co. .........      5,171,151
                                                           ------------
                                                             31,095,531
                                                           ------------
                       Food: Major Diversified (1.8%)
 91,200                Kraft Foods Inc. (Class A) ......      2,571,840
173,525                PepsiCo, Inc. ...................      6,941,000
                                                           ------------
                                                              9,512,840
                                                           ------------
                       Home Improvement Chains (2.0%)
304,257                Home Depot, Inc. (The) ..........      7,411,701
 81,200                Lowe's Companies, Inc. ..........      3,314,584
                                                           ------------
                                                             10,726,285
                                                           ------------

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003 continued

      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Hospital/Nursing Management (1.1%)
    138,575            HCA Inc. ..........................   $  5,731,462
                                                             ------------
                       Household/Personal Care (3.9%)
     74,070            Colgate-Palmolive Co. .............      4,032,371
     75,900            Gillette Co. (The) ................      2,348,346
    159,437            Procter & Gamble Co. (The) ........     14,197,865
                                                             ------------
                                                               20,578,582
                                                             ------------
                       Industrial Conglomerates (5.8%)
     56,950            3M Co. ............................      7,405,209
    836,550            General Electric Co. ..............     21,332,025
     34,050            United Technologies Corp. .........      1,967,409
                                                             ------------
                                                               30,704,643
                                                             ------------
                       Information Technology Services (1.5%)
    102,500            International Business
                       Machines Corp. ....................      8,039,075
                                                             ------------
                       Integrated Oil (2.5%)
    381,600            Exxon Mobil Corp. .................     13,336,920
                                                             ------------
                       Investment Banks/Brokers (1.2%)
     80,704            Goldman Sachs Group, Inc.
                       (The) .............................      5,494,328
    155,600            Schwab (Charles) Corp. (The).......      1,123,432
                                                             ------------
                                                                6,617,760
                                                             ------------
                       Major Banks (1.6%)
    179,025            Bank of New York Co., Inc.
                       (The) .............................      3,670,012
    102,500            Wells Fargo & Co. .................      4,611,475
                                                             ------------
                                                                8,281,487
                                                             ------------
                       Major Telecommunications (1.3%)
    197,530            Verizon Communications Inc.........      6,982,685
                                                             ------------
                       Managed Health Care (0.8%)
     46,000            UnitedHealth Group Inc. ...........      4,216,820
                                                             ------------
                       Media Conglomerates (0.9%)
    130,525            Viacom, Inc. (Class B) * ..........      4,766,773
                                                             ------------
                       Medical Distributors (0.5%)
     50,600            Cardinal Health, Inc. .............      2,882,682
                                                             ------------


      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Medical Specialties (1.7%)
    174,664            Medtronic, Inc. ...................   $  7,880,840
     26,150            St. Jude Medical, Inc.* ...........      1,274,812
                                                             ------------
                                                                9,155,652
                                                             ------------
                       Motor Vehicles (0.4%)
     47,400            Harley-Davidson, Inc. .............      1,882,254
                                                             ------------
                       Multi-Line Insurance (3.3%)
    348,474            American International Group,
                       Inc. ..............................     17,232,039
                                                             ------------
                       Oil & Gas Production (0.5%)
     51,400            Burlington Resources, Inc. ........      2,452,294
                                                             ------------
                       Oilfield Services/Equipment (3.0%)
    183,993            Baker Hughes Inc. .................      5,506,910
    174,550            BJ Services Co.* ..................      6,002,775
    128,300            Smith International, Inc.* ........      4,520,009
                                                             ------------
                                                               16,029,694
                                                             ------------
                       Other Consumer Services (1.2%)
     16,400            Apollo Group, Inc. (Class A)*......        818,360
     28,300            eBay, Inc.* .......................      2,413,707
     72,060            Weight Watchers International,
                       Inc.* .............................      3,318,363
                                                             ------------
                                                                6,550,430
                                                             ------------
                       Packaged Software (8.4%)
     44,350            Intuit Inc.* ......................      1,649,820
  1,427,400            Microsoft Corp. ...................     34,557,354
    456,872            Oracle Corp.* .....................      4,956,604
     32,800            Symantec Corp.* ...................      1,285,104
    130,200            VERITAS Software Corp.* ...........      2,288,916
                                                             ------------
                                                               44,737,798
                                                             ------------
                       Pharmaceuticals: Major (13.8%)
    146,178            Abbott Laboratories ...............      5,497,755
     96,850            Bristol-Myers Squibb Co. ..........      2,046,440
    297,699            Johnson & Johnson .................     17,227,841
     71,050            Lilly (Eli) & Co. .................      4,060,507
    170,043            Merck & Co., Inc. .................      9,314,956
    723,050            Pfizer, Inc. ......................     22,530,238
    164,496            Pharmacia Corp. ...................      7,122,677
    147,385            Wyeth, Inc. .......................      5,574,101
                                                             ------------
                                                               73,374,515
                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003 continued

 NUMBER OF
  SHARES                                               VALUE
----------                                        ---------------
             Pharmaceuticals:
             Other (0.3%)
 33,500      Forest Laboratories, Inc.* .......   $  1,807,995
                                                  ------------
             Publishing:
             Newspapers (0.5%)
 33,850      Gannett Co., Inc. ................      2,384,056
                                                  ------------
             Recreational Products (0.5%)
 46,200      Electronic Arts Inc.* ............      2,709,168
                                                  ------------
             Restaurants (0.9%)
 82,375      Wendy's International, Inc. ......      2,266,136
106,250      Yum! Brands, Inc.* ...............      2,585,063
                                                  ------------
                                                     4,851,199
                                                  ------------
             Semiconductors (4.9%)
842,700      Intel Corp. ......................     13,719,156
106,775      Linear Technology Corp. ..........      3,296,144
 51,350      Maxim Integrated Products,
             Inc. .............................      1,854,762
 54,330      Microchip Technology Inc. ........      1,081,167
264,779      Texas Instruments, Inc. ..........      4,334,432
 66,700      Xilinx, Inc.* ....................      1,561,447
                                                  ------------
                                                    25,847,108
                                                  ------------
             Specialty Stores (0.7%)
 70,200      Bed Bath & Beyond Inc.* ..........      2,424,708
 58,878      Tiffany & Co. ....................      1,471,950
                                                  ------------
                                                     3,896,658
                                                  ------------
             Telecommunication
             Equipment (0.7%)
107,010      QUALCOMM Inc. ....................      3,858,781
                                                  ------------
             Tobacco (0.4%)
 77,103      Altria Group, Inc. ...............      2,310,006
                                                  ------------
             Wireless
             Telecommunications (0.4%)
344,550      AT&T Wireless Services Inc.*......      2,274,030
                                                  ------------
             Total Common Stocks
             (Cost $534,449,698)...............    511,252,558
                                                  ------------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                        VALUE
-----------                                  ---------------
              Short-Term Investment (0.2%)
              Repurchase Agreement
$   1,108     Joint repurchase agreement
              account 1.345% due
              04/01/03 (dated
              03/31/03; proceeds
              $1,108,041) (a)
              (Cost $1,108,000) ..........   $  1,108,000
                                             ------------



Total Investments
(Cost $535,557,698) (b).........    96.6%         512,360,558
Other Assets in Excess of
Liabilities ....................     3.4           18,252,114
                                   ------         -----------
Net Assets .....................   100.0%        $530,612,672
                                   ======        ============

---------------------------
*    Non-income producing security.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes is $615,690,584. The aggregate gross unrealized appreciation is $12,602,174 and the aggregate gross unrealized depreciation is $115,932,200, resulting in net unrealized depreciation of $103,330,026.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003


Assets:
Investments in securities, at value
  (cost $535,557,698)............................   $512,360,558
Receivable for:
     Litigation settlement ......................     13,159,136
     Investments sold ...........................      9,829,483
     Shares of beneficial interest sold .........        514,700
     Dividends ..................................        437,380
Prepaid expenses and other assets ...............         62,443
                                                    ------------
   Total Assets .................................    536,363,700
                                                    ------------
Liabilities:
Payable for:
     Investments purchased ......................      4,460,950
     Shares of beneficial interest
        redeemed ................................        515,819
     Investment management fee ..................        354,369
     Distribution fee ...........................        332,804
Accrued expenses and other payables .............         87,086
                                                    ------------
   Total Liabilities ............................      5,751,028
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Composition of Net Assets:
Paid-in-capital .................................   $774,706,516
Net unrealized depreciation .....................    (23,197,140)
Accumulated net realized loss ...................   (220,896,704)
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Class A Shares:
Net Assets ......................................   $ 32,091,216
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      3,410,046
   Net Asset Value Per Share ....................   $       9.41
                                                    ============
   Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................   $       9.93
                                                    ============
Class B Shares:
Net Assets ......................................   $381,477,939
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     42,007,506
   Net Asset Value Per Share ....................   $       9.08
                                                    ============
Class C Shares:
Net Assets ......................................   $  8,562,790
Shares Outstanding (unlimited authorized,
  $.01 par value)................................        955,714
   Net Asset Value Per Share ....................   $       8.96
                                                    ============
Class D Shares:
Net Assets ......................................   $108,480,727
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     11,347,258
   Net Asset Value Per Share ....................   $       9.56
                                                    ============

Statement of Operations
For the year ended March 31, 2003

Net Investment Loss:
Income
Dividends .....................................   $   6,700,035
Interest ......................................         432,657
                                                  -------------
   Total Income ...............................       7,132,692
                                                  -------------
Expenses
Investment management fee .....................       5,105,420
Distribution fee (Class A shares) .............          45,355
Distribution fee (Class B shares) .............       4,821,627
Distribution fee (Class C shares) .............         100,533
Transfer agent fees and expenses ..............         960,650
Shareholder reports and notices ...............          86,554
Registration fees .............................          65,342
Professional fees .............................          56,189
Custodian fees ................................          45,718
Trustees' fees and expenses ...................          13,618
Other .........................................          15,772
                                                  -------------
   Total Expenses .............................      11,316,778
                                                  -------------
   Net Investment Loss ........................      (4,184,086)
                                                  -------------
Net Realized and Unrealized Loss:
Net realized loss* ............................    (164,049,731)
Net change in unrealized appreciation .........     (52,355,949)
                                                  -------------
   Net Loss ...................................    (216,405,680)
                                                  -------------
Net Decrease ..................................   $(220,589,766)
                                                  =============

--------------------------
* Includes the proceeds from the settlement of a class action suit of $13,159,136 involving a security formerly held by the Fund.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED             ENDED
                                                                             MARCH 31, 2003     MARCH 31, 2002
                                                                            ----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................    $   (4,184,086)    $  (9,254,270)
Net realized loss .......................................................      (164,049,731)      (39,440,349)
Net change in unrealized appreciation/depreciation ......................       (52,355,949)       45,240,912
                                                                             --------------     -------------
  Net Decrease ..........................................................      (220,589,766)       (3,453,707)
                                                                             --------------     -------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ..........................................................                 -           (60,301)
Class B shares ..........................................................                 -        (4,831,591)
Class C shares ..........................................................                 -           (86,029)
Class D shares ..........................................................                 -          (542,712)
                                                                             --------------     -------------
  Total Distributions ...................................................                 -        (5,520,633)
                                                                             --------------     -------------
Net decrease from transactions in shares of beneficial interest .........      (128,669,613)      (84,515,726)
                                                                             --------------     -------------
  Net Decrease ..........................................................      (349,259,379)      (93,490,066)
Net Assets:
Beginning of period .....................................................       879,872,051       973,362,117
                                                                             --------------     -------------
End of Period ...........................................................    $  530,612,672     $ 879,872,051
                                                                             ==============     =============

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of daily net assets not exceeding $750 million; 0.75% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan")

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,577,263 at March 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $511,321 and $1,757, respectively and received $16,737 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $960,658,090 and $1,057,733,200, respectively.

For the year ended March 31, 2003, the Fund incurred brokerage commissions of $51,483 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $6,350.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                FOR THE YEAR                      FOR THE YEAR
                                                   ENDED                             ENDED
                                               MARCH 31, 2003                    MARCH 31, 2002
                                     ---------------------------------- --------------------------------
                                          SHARES            AMOUNT            SHARES          AMOUNT
                                     ---------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ...............................      2,726,561    $   27,751,705        1,762,721    $   22,297,426
Reinvestment of distributions ......              -                 -            4,304            58,408
Redeemed ...........................       (716,319)       (7,161,083)      (1,305,494)      (16,354,763)
                                          ---------    --------------       ----------    --------------
Net increase - Class A .............      2,010,242        20,590,622          461,531         6,001,071
                                          ---------    --------------       ----------    --------------
CLASS B SHARES
Sold ...............................      2,029,744        19,810,625        5,195,613        65,684,814
Reinvestment of distributions ......              -                 -          335,754         4,458,811
Redeemed ...........................    (18,403,517)     (179,926,309)     (17,358,095)     (216,116,375)
                                        -----------    --------------      -----------    --------------
Net decrease - Class B .............    (16,373,773)     (160,115,684)     (11,826,728)     (145,972,750)
                                        -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ...............................        381,180         3,616,981          368,720         4,643,135
Reinvestment of distributions ......              -                 -            6,378            83,366
Redeemed ...........................       (592,957)       (5,672,532)        (399,051)       (4,908,245)
                                        -----------    --------------      -----------    --------------
Net decrease - Class C .............       (211,777)       (2,055,551)         (23,953)         (181,744)
                                        -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ...............................      5,690,189        62,362,171        7,434,795        97,276,415
Reinvestment of distributions ......              -                 -           31,165           428,205
Redeemed ...........................     (4,820,907)      (49,451,171)      (3,238,482)      (42,066,923)
                                        -----------    --------------      -----------    --------------
Net increase - Class D .............        869,282        12,911,000        4,227,478        55,637,697
                                        -----------    --------------      -----------    --------------
Net decrease in Fund ...............    (13,706,026)   $ (128,669,613)      (7,161,672)   $  (84,515,726)
                                        ===========    ==============      ===========    ==============

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

The tax character of distributions paid was as follows:


                                      FOR THE YEAR       FOR THE YEAR
                                          ENDED             ENDED
                                     MARCH 31, 2003     MARCH 31, 2002
                                    ----------------   ---------------
Long-term capital gains .........          -              $5,520,613

As of March 31, 2003, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings ............                  -
Capital loss carryforward* ..........     $ (105,706,673)
Post-October losses .................        (35,057,145)
Net unrealized depreciation .........       (103,330,026)
                                          --------------
Total accumulated losses ............     $ (244,093,844)
                                          ==============

------------
* As of March 31, 2003, the Fund had a net capital loss carryforward of $105,706,673 of which $12,307,840 will expire on March 31, 2010 and $93,398,833 will expire on March 31, 2011 to offset future capital gains to the extent provided by regulations.

As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $4,184,086.

7. Subsequent Event

On April 24, 2003, the Trustees of the Fund and Morgan Stanley Tax-Managed Growth Fund ("Tax-Managed") approved a plan of reorganization whereby Tax-Managed would be merged into the Fund. The plan of reorganization is subject to the consent of Tax-Managed shareholders at a special meeting scheduled to be held on September 17, 2003. If approved, the assets of the Fund would be combined with the assets of Tax-Managed and shareholders of Tax-Managed would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Tax-Managed.

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 12.58       $ 12.60     $ 22.32       $ 17.34    $ 15.17
                                                           -------       -------     -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+]...............................      0.00         (0.04)      (0.06)        (0.09)     (0.05)
 Net realized and unrealized gain (loss) ...............     (3.17)         0.09       (6.82)         6.89       2.55
                                                           -------       -------     -------       -------    -------
Total income (loss) from investment operations .........     (3.17)         0.05       (6.88)         6.80       2.50
                                                           -------       -------     -------       -------    -------
Less distributions from net realized gain ..............        -          (0.07)      (2.84)        (1.82)     (0.33)
                                                           -------       -------     -------       -------    -------
Net asset value, end of period .........................   $  9.41       $ 12.58     $ 12.60       $ 22.32    $ 17.34
                                                           =======       =======     =======       =======    =======
Total Return+ ..........................................    (25.20)%        0.36 %    (34.32)%       42.32 %    16.87 %
Ratios to Average Net Assets(1):
Expenses ...............................................      1.18 %        1.18 %      1.11 %        1.13 %     1.19 %
Net investment loss ....................................     (0.06)%       (0.35)%     (0.34)%       (0.48)%    (0.29)%
Supplemental Data:
Net assets, end of period, in thousands ................   $32,091       $17,611     $11,824       $14,947     $4,987
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                          FOR THE YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------------------------
                                                          2003          2002          2001           2000           1999
                                                     ------------- ------------- ------------- --------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............    $  12.24      $  12.35      $  22.04        $   17.20    $  15.12
                                                        --------      --------      --------        ---------    --------
Income (loss) from investment operations:
 Net investment loss[+/+} ..........................       (0.09)        (0.14)        (0.15)           (0.15)      (0.11)
 Net realized and unrealized gain (loss) ...........       (3.07)         0.10         (6.70)            6.81        2.52
                                                        --------      --------      --------        ---------    --------
Total income (loss) from investment operations .....       (3.16)        (0.04)        (6.85)            6.66        2.41
                                                        --------      --------      --------        ---------    --------
Less distributions from net realized gain ..........           -         (0.07)        (2.84)           (1.82)      (0.33)
                                                        --------      --------      --------        ---------    --------
Net asset value, end of period .....................    $   9.08      $  12.24      $  12.35        $   22.04    $  17.20
                                                        ========      ========      ========        =========    ========
Total Return+ ......................................      (25.82)%       (0.44)%      (34.61)%          41.82 %     16.32 %
Ratios to Average Net Assets(1):
Expenses ...........................................        1.99 %        1.94 %        1.59 %           1.48 %      1.60 %
Net investment loss ................................       (0.87)%       (1.11)%       (0.82)%          (0.83)%     (0.70)%
Supplemental Data:
Net assets, end of period, in thousands ............    $381,478      $714,513      $867,382       $1,326,846    $913,060
Portfolio turnover rate ............................         155 %          95 %          67 %             81 %       113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 12.07       $ 12.16     $ 21.80       $ 17.09    $ 15.08
                                                           -------       -------     -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.08)        (0.11)      (0.19)        (0.23)     (0.16)
 Net realized and unrealized gain (loss) ...............     (3.03)         0.09       (6.61)         6.76       2.50
                                                           -------       -------     -------       -------    -------
Total income (loss) from investment operations .........     (3.11)        (0.02)      (6.80)         6.53       2.34
                                                           -------       -------     -------       -------    -------
Less distributions from net realized gain ..............        -          (0.07)      (2.84)        (1.82)     (0.33)
                                                           -------       -------     -------       -------    -------
Net asset value, end of period .........................   $  8.96       $ 12.07     $ 12.16       $ 21.80    $ 17.09
                                                           =======       =======     =======       =======    =======
Total Return+ ..........................................    (25.77)%       (0.20)%    (34.82)%       41.29 %    15.90 %
Ratio to Average Net Assets(1):
Expenses ...............................................      1.98 %        1.73 %      1.88 %        1.89 %     1.94 %
Net investment loss ....................................     (0.86)%       (0.90)%     (1.11)%       (1.24)%    (1.04)%
Supplemental Data:
Net assets, end of period, in thousands ................    $8,563       $14,095     $14,490       $11,848     $3,041
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                           FOR THE YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------
                                                              2003          2002          2001         2000        1999
                                                         ------------- ------------- ------------- ----------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $  12.76      $  12.75     $ 22.49       $ 17.41    $ 15.21
                                                            --------      --------     -------       -------    -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................        0.01         (0.01)      (0.02)        (0.04)     (0.01)
 Net realized and unrealized gain (loss) ...............       (3.21)         0.09       (6.88)         6.94       2.54
                                                            --------      --------     -------       -------    -------
Total income (loss) from investment operations .........       (3.20)         0.08       (6.90)         6.90       2.53
                                                            --------      --------     -------       -------    -------
Less distributions from net realized gain ..............           -         (0.07)      (2.84)        (1.82)     (0.33)
                                                            --------      --------     -------       -------    -------
Net asset value, end of period .........................    $   9.56      $  12.76     $ 12.75       $ 22.49    $ 17.41
                                                            ========      ========     =======       =======    =======
Total Return+ ..........................................      (25.08)%        0.59 %    (34.14)%       42.75 %    17.02 %
Ratios to Average Net Assets(1):
Expenses ...............................................        0.99 %        0.94 %      0.88 %        0.89 %     0.94 %
Net investment income (loss) ...........................        0.13 %       (0.11)%     (0.11)%       (0.24)%    (0.04)%
Supplemental Data:
Net assets, end of period, in thousands ................    $108,481      $133,653     $79,666       $12,702     $1,563
Portfolio turnover rate ................................         155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Growth Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Growth Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 12, 2003

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:




                                                        TERM OF
                                                      OFFICE AND
                                      POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF        HELD WITH         TIME
         INDEPENDENT TRUSTEE           REGISTRANT       SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------ ------------- ----------------  ------------------------------------------------
Michael Bozic (62)                   Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                       April 1994        Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                        (December 1998-October 2000), Chairman and
New York, NY                                                         Chief Executive Officer of Levitz Furniture
                                                                     Corporation (November 1995-November 1998)
                                                                     and President and Chief Executive Officer of
                                                                     Hills Department Stores (May 1991-July 1995);
                                                                     formerly variously Chairman, Chief Executive
                                                                     Officer, President and Chief Operating Officer
                                                                     (1987-1991) of the Sears Merchandise Group
                                                                     of Sears, Roebuck & Co.

Edwin J. Garn (70)                   Trustee       Since             Director or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                            January 1993      Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                        United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                   and Chairman, Senate Banking Committee
Salt Lake City, UT                                                   (1980-1986); formerly Mayor of Salt Lake City,
                                                                     Utah (1971-1974), Astronaut, Space Shuttle
                                                                     Discovery (April 12-19, 1985) and Vice
                                                                     Chairman, Huntsman Corporation (chemical
                                                                     company); member of the Utah Regional
                                                                     Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                 Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                       September 1997    Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly associated with the Allstate
1675 Broadway                                                        Companies (1966-1994), most recently as
New York, NY                                                         Chairman of The Allstate Corporation
                                                                     (March 1993-December 1994) and Chairman
                                                                     and Chief Executive Officer of its wholly-owned
                                                                     subsidiary, Allstate Insurance Company
                                                                     (July 1989-December 1994).

                                         NUMBER OF
                                       PORTFOLIOS IN
                                           FUND
                                          COMPLEX
       NAME, AGE AND ADDRESS OF          OVERSEEN
         INDEPENDENT TRUSTEE           BY TRUSTEE**         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- -------------- ------------------------------------------------
Michael Bozic (62)                    123            Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    123            Director of Franklin Covey (time management
c/o Summit Ventures LLC                              systems), BMW Bank of North America, Inc.
1 Utah Center                                        (industrial loan corporation), United Space
201 S. Main Street                                   Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                   and the Boeing Company) and Nuskin Asia
                                                     Pacific (multilevel marketing); member of the
                                                     board of various civic and charitable
                                                     organizations.

Wayne E. Hedien (68)                  123           Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                        mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                 Chairman of The Field Museum of Natural
1675 Broadway                                       History; director of various other business and
New York, NY                                        charitable organizations.

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------- ------------- ------------   -------------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Since          Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991      or Trustee of the Morgan Stanley Funds and
2099 Pennsylvania Avenue, N.W.                                       TCW/DW Term Trust 2003; Senior Partner,
Suite 950                                                            Johnson Smick International, Inc., a consulting
Washington, D.C.                                                     firm; Co-Chairman and a founder of the Group
                                                                     of Seven Council (G7C), an international
                                                                     economic commission; formerly Vice Chairman
                                                                     of the Board of Governors of the Federal
                                                                     Reserve System and Assistant Secretary of the
                                                                     U.S. Treasury.

Michael E. Nugent (66)                  Trustee       Since          Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991      Director or Trustee of the Morgan Stanley
445 Park Avenue                                                      Funds and TCW/DW Term Trust 2003; director/
New York, NY                                                         trustee of various investment companies
                                                                     managed by Morgan Stanley Investment
                                                                     Management Inc. and Morgan Stanley
                                                                     Investments LP (since July 2001); General
                                                                     Partner, Triumph Capital, L.P., a private
                                                                     investment partnership; formerly Vice
                                                                     President, Bankers Trust Company and BT
                                                                     Capital Corporation (1984-1988).

                                           NUMBER OF
                                         PORTFOLIOS IN
                                             FUND
                                            COMPLEX
        NAME, AGE AND ADDRESS OF           OVERSEEN
          INDEPENDENT TRUSTEE            BY TRUSTEE**          OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- --------------   ----------------------------------------------
Dr. Manuel H. Johnson (53)              123              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                    Chairman and Trustee of the Financial
2099 Pennsylvania Avenue, N.W.                           Accounting Foundation (oversight organization
Suite 950                                                of the Financial Accounting Standards Board);
Washington, D.C.                                         Director of RBS Greenwich Capital Holdings
                                                         (financial holding company).

Michael E. Nugent (66)                  214              Director of various business organizations.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:

                                                          TERM OF
                                                        OFFICE AND
                                     POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH            TIME
      INTERESTED TRUSTEE              REGISTRANT          SERVED*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since
c/o Morgan Stanley Trust       and Trustee             July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ



James F. Higgins (54)          Trustee                 Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


Philip J. Purcell (59)         Trustee                 Since
1585 Broadway                                          April 1994
New York, NY







   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the
c/o Morgan Stanley Trust       Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,   2003; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust       Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                     (since August 2000); Director of the Distributor
Jersey City, NJ                and Dean Witter Realty Inc.; Director of AXA
                               Financial, Inc. and The Equitable Life Assurance
                               Society of the United States (financial services);
                               previously President and Chief Operating
                               Officer of the Private Client Group of Morgan
                               Stanley (May 1999-August 2000), President
                               and Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley
1585 Broadway                  Funds and TCW/DW Term Trust 2003;
New York, NY                   Chairman of the Board of Directors and Chief
                               Executive Officer of Morgan Stanley and
                               Morgan Stanley DW; Director of the Distributor;
                               Chairman of the Board of Directors and Chief
                               Executive Officer of Novus Credit Services Inc.;
                               Director and/or officer of various Morgan
                               Stanley subsidiaries.



                                  NUMBER OF
                                PORTFOLIOS IN
                                    FUND
                                   COMPLEX
   Name, Age and Address of       OVERSEEN
      Interested Trustee        BY TRUSTEE**         Other Directorships Held by Trustee
------------------------------ --------------   --------------------------------------------
Charles A. Fiumefreddo (69)    123              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          123              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         123              Director of American Airlines, Inc. and its
1585 Broadway                                   parent company, AMR Corporation.
New York, NY


------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME
       EXECUTIVE OFFICER            REGISTRANT          SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -----------------  -------------------------------------------------
Mitchell M. Merin (49)         President and       President since
1221 Avenue of the Americas    Chief Executive     May 1999 and       President and Chief Operating Officer of Morgan
New York, NY                   Officer             Chief Executive    Stanley Investment Management (since December
                                                   Officer since      1998); President, Director (since April 1997) and
                                                   September 2002     Chief Executive Officer (since June 1998) of the
                                                                      Investment Manager and Morgan Stanley Services;
                                                                      Chairman, Chief Executive Officer and Director of
                                                                      the Distributor (since June 1998); Chairman (since
                                                                      June 1998) and Director (since January 1998) of
                                                                      the Transfer Agent; Director of various Morgan
                                                                      Stanley subsidiaries; President (since May 1999)
                                                                      and Chief Executive Officer (since September 2002)
                                                                      of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                      2003; Trustee (since December 1999) and President
                                                                      and Chief Executive Officer (since October 2002)
                                                                      of the Van Kampen Open-End Funds and President and
                                                                      Chief Executive Officer (since December 2002) of
                                                                      the Van Kampen Closed-End Funds; previously Chief
                                                                      Strategic Officer of the Investment Manager and
                                                                      Morgan Stanley Services and Executive Vice
                                                                      President of the Distributor (April 1997-June
                                                                      1998), Vice President of the Morgan Stanley Funds
                                                                      and the TCW/DW Term Trusts (May 1997-April 1999),
                                                                      and Executive Vice President of Morgan Stanley.

Barry Fink (48)                Vice President,     Since              General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       February 1997      Director (since December 2000) of Morgan Stanley
New York, NY                   General Counsel                        Investment Management; Managing Director (since
                                                                      December 2000), and Director (since July 1998) of
                                                                      the Investment Manager and Morgan Stanley
                                                                      Services; Assistant Secretary of Morgan Stanley
                                                                      DW; Vice President, Secretary and General Counsel
                                                                      of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                      2003 (since February 1997); Managing Director,
                                                                      Director and Secretary of the Distributor;
                                                                      previously, Vice President and Assistant General
                                                                      Counsel of the Investment Manager and Morgan
                                                                      Stanley Services (February 1997 - December 2001).

Joseph J. McAlinden (60)       Vice President      Since              Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                        July 1995          the Investment Manager, Morgan Stanley Investment
New York, NY                                                          Management Inc. and Morgan Stanley Investments LP;
                                                                      Director of the Transfer Agent; Chief Investment
                                                                      Officer of the Van Kampen Funds.

Ronald E. Robison (64)         Vice President      Since              Managing Director, Chief Administrative Officer
1221 Avenue of the Americas                        October 1998       and Director (since February 1999) of the
New York, NY                                                          Investment Manager and Morgan Stanley Services and
                                                                      Chief Executive Officer and Director of the
                                                                      Transfer Agent; previously Managing Director of
                                                                      the TCW Group Inc.

Thomas F. Caloia (57)          Treasurer           Since              Executive Director (since December 2002) and
c/o Morgan Stanley Trust                           April 1989         Assistant Treasurer of the Investment Manager, the
Harborside Financial Center,                                          Distributor and Morgan Stanley Services;
Plaza Two,                                                            previously First Vice President of the Investment
Jersey City, NJ                                                       Manager, the Distributor and Morgan Stanley
                                                                      Services; Treasurer of the Morgan Stanley Funds.

Francis Smith (37)             Vice President      Since               Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           September 2002      Morgan Stanley Funds and TCW/DW Term Trust 2003
Harborside Financial Center,   Financial Officer                       (since September 2002); Executive Director of the
Plaza Two,                                                             Investment Manager and Morgan Stanley Services
Jersey City, NJ                                                        (since December 2001); previously Vice President
                                                                       of the Investment Manager and Morgan Stanley
                                                                       Services (August 2000-November 2001) and Senior
                                                                       Manager at PricewaterhouseCoopers LLP (January
                                                                       1998-August 2000).

------------
* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]






                                                           [MORGAN STANLEY LOGO]






[GRAPHIC OMITTED]




MORGAN STANLEY
GROWTH FUND

ANNUAL REPORT
March 31, 2003


37977RPT-10907E03-OS-5/03

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Growth Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered. Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

FUND REPORT

For the six-months ended September 30, 2003

TOTAL RETURN FOR THE SIX-MONTHS ENDED SEPTEMBER 30, 2003

                                                                      LIPPER
                                                      S&P          LARGE-CAP
                                                      500             GROWTH
 CLASS A     CLASS B     CLASS C     CLASS D     INDEX(1)     FUNDS INDEX(2)
  14.98%      14.54%      14.51%      15.06%      18.44%             17.13%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

MARKET CONDITIONS

The six-month period ended September 30, 2003 witnessed a significant upturn in the U.S. equity market. As the period began, crude oil and natural gas prices had been surging due to Iraq-centered geopolitical tensions and unusually cold weather across the country. Fears of a double-dip recession persisted, defying evidence of a nascent recovery in the domestic economy. Investor sentiment soon improved based on expectations of a swift U.S. victory in Iraq, encouraging economic data and reports of corporate earnings that exceeded expectations. These factors triggered a strong market rally, with defensive sectors and securities that had led during the bear market falling behind more cyclical sectors as investors' expectations for the economy improved.

The U.S. stock market continued its advance in the third quarter, albeit at a moderate pace compared to the sharp gains of the second quarter. September marked the first broad market decline since February, with concerns centered on the third quarter earnings season and viability of the economic recovery. Over the full quarter, large-cap stocks lagged their mid- and small-cap counterparts, while growth stocks outperformed value across the capitalization spectrum. The Institute for Supply Management's manufacturing index rose in the first two months of the quarter then dipped to a level of 53.7 in September. However, manufacturing activity has expanded over the third quarter as evidenced by the underlying components. New orders are at their highest level since December 2002 and order backlogs have continued to drift higher. The University of Michigan's index of consumer sentiment weakened slightly during the quarter amid worry about the employment outlook and the ongoing conflict in Iraq.

PERFORMANCE ANALYSIS

The Fund's underperformance of its benchmark can be attributed to an overweighting in health care as well as stock selection in that sector and others. Within the consumer discretionary area, holdings in restaurants and retailing had a negative effect. Select issues within food and staples retailing in the consumer staples sector also detracted from the Fund's relative performance.

The Fund benefited from an overweight allocation to information technology, which was among the leading sectors during the period. Stock selection within the financial sector contributed to performance, particularly in the areas of insurance and diversified financial companies. An underweighting in telecommunications services also helped the Fund, as that industry performed poorly toward the end of the period.

   TOP 10 HOLDINGS
   Microsoft Corp.                                       5.5%
   Pfizer, Inc.                                          4.9
   General Electric Co.                                  4.5
   Citigroup Inc.                                        4.1
   Wal-Mart Stores, Inc.                                 3.3
   Intel Corp.                                           2.9
   Cisco Systems, Inc.                                   2.9
   Johnson & Johnson                                     2.2
   Procter & Gamble Co.                                  2.2
   American Intl Group, Inc.                             2.1

   TOP FIVE INDUSTRIES
   Major Pharmaceuticals                               11.3%
   Packaged Software                                    8.6
   Industrial Conglomerates                             6.5
   Financial Conglomerates                              6.1
   Semiconductors                                       5.8

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

INVESTMENT STRATEGY

1. THE INVESTMENT PROCESS BEGINS WITH A UNIVERSE OF COMPANIES WITH MARKET VALUES OR CAPITALIZATIONS OF AT LEAST $1 BILLION.

2. COMPANIES ARE THEN EVALUATED BASED ON A NUMBER OF FACTORS INCLUDING QUALITY OF MANAGEMENT, NEW PRODUCTS AND/OR NEW MARKETS CASH FLOW AND BALANCE SHEET STRENGTH, AND RESEARCH AND DEVELOPMENT CAPABILITIES. THE SUB-ADVISOR FOLLOWS A FLEXIBLE INVESTMENT PROGRAM IN SEEKING TO ACHIEVE THE FUND'S INVESTMENT OBJECTIVE.

3. FINALLY, COMPANIES ARE CAREFULLY SELECTED BASED UPON THEIR UNDERLYING FUNDAMENTALS AND THEIR POTENTIAL TO DELIVER STRONG OR ACCELERATING EARNINGS GROWTH.

PROXY VOTING POLICIES AND PROCEDURES

A DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE VOTING OF PROXIES RELATING TO THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING (800) 869-NEWS. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT
HTTP://WWW.SEC.GOV.

PERFORMANCE SUMMARY


AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED SEPTEMBER 30, 2003

                              CLASS A SHARES*         CLASS B SHARES**        CLASS C SHARES(+)        CLASS D SHARES(++)
                             (since 07/28/97)         (since 05/29/92)         (since 07/28/97)          (since 07/28/97)
   SYMBOL                              GRTAX                     GRTBX                    GRTCX                    GRTDX
   1 YEAR                              22.26%(3)                 21.35%(3)                21.28%(3)                22.49%(3)
                                       15.84(4)                  16.35(4)                 20.28(4)                    --
   5 YEARS                              1.76(3)                   1.15(3)                  1.03(3)                  1.99(3)
                                        0.67(4)                   0.85(4)                  1.03(4)                    --
   10 YEARS                               --                      5.75(3)                    --                       --
                                          --                      5.75(4)                    --                       --
   SINCE INCEPTION                      1.15(3)                   6.89(3)                  0.42(3)                  1.38(3)
                                        0.27(4)                   6.89(4)                  0.42(4)                    --

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

--------------------------------------------------------------------------------
Notes on Performance

(1) The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2) The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(3) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

*   The maximum front-end sales charge for Class A is 5.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.

++  Class D has no sales charge.

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (97.7%)
              Apparel/Footwear Retail
              (1.1%)
  136,500     Abercrombie & Fitch Co.
               (Class A)*..............  $  3,782,415
  143,075     TJX Companies, Inc.
               (The)...................     2,778,516
                                         ------------
                                            6,560,931
                                         ------------
              Beverages: Non-Alcoholic
              (1.5%)
  214,664     Coca-Cola Co. (The)......     9,221,965
                                         ------------
              Biotechnology (3.0%)
  204,739     Amgen Inc.*..............    13,219,997
   33,600     Celgene Corp.*...........     1,455,888
   26,056     Gilead Sciences, Inc.*...     1,457,312
   81,700     IDEC Pharmaceuticals
               Corp.*..................     2,708,355
                                         ------------
                                           18,841,552
                                         ------------
              Broadcasting (2.5%)
  145,500     Citadel Broadcasting
               Corp.*..................     2,875,080
  239,750     Clear Channel
               Communications, Inc. ...     9,182,425
  117,775     Univision Communications
               Inc. (Class A)*.........     3,760,556
                                         ------------
                                           15,818,061
                                         ------------
              Cable/Satellite TV (1.4%)
  151,550     Comcast Corp. (Class
               A)*.....................     4,679,864
  102,100     EchoStar Communications
               Corp. (Class A)*........     3,907,367
                                         ------------
                                            8,587,231
                                         ------------
              Computer Communications
              (3.4%)
  915,627     Cisco Systems, Inc.*.....    17,891,352
  203,100     Juniper Networks,
               Inc.*...................     3,030,252
                                         ------------
                                           20,921,604
                                         ------------
              Computer Peripherals
              (0.4%)
  175,050     EMC Corp.*...............     2,210,882
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Computer Processing
              Hardware (2.1%)
  318,196     Dell Inc.*...............  $ 10,624,564
  125,200     Hewlett-Packard Co. .....     2,423,872
                                         ------------
                                           13,048,436
                                         ------------
              Data Processing Services
              (0.7%)
  111,644     First Data Corp. ........     4,461,294
                                         ------------
              Discount Stores (5.7%)
   61,041     Costco Wholesale
               Corp.*..................     1,897,154
  174,000     Dollar Tree Stores,
               Inc.*...................     5,829,000
  189,300     Target Corp. ............     7,123,359
  367,253     Wal-Mart Stores, Inc. ...    20,511,080
                                         ------------
                                           35,360,593
                                         ------------
              Drugstore Chains (0.4%)
   88,325     Walgreen Co. ............     2,706,278
                                         ------------
              Electrical Products
              (0.5%)
   56,400     Emerson Electric Co. ....     2,969,460
                                         ------------
              Electronic Components
              (1.2%)
   39,400     Amphenol Corp. (Class
               A)*.....................     2,050,770
  126,330     Jabil Circuit, Inc.*.....     3,290,896
   46,000     QLogic Corp.*............     2,162,460
                                         ------------
                                            7,504,126
                                         ------------
              Electronic Production
              Equipment (1.3%)
  324,976     Applied Materials,
               Inc.*...................     5,895,065
   59,900     Novellus Systems,
               Inc.*...................     2,021,625
                                         ------------
                                            7,916,690
                                         ------------
              Finance/Rental/ Leasing
              (1.2%)
  103,700     Fannie Mae...............     7,279,740
                                         ------------

                                                                               5
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Financial Conglomerates
              (6.1%)
  181,250     American Express Co. ....  $  8,167,125
  561,766     Citigroup Inc. ..........    25,565,971
  117,200     J.P. Morgan Chase &
               Co. ....................     4,023,476
                                         ------------
                                           37,756,572
                                         ------------
              Food: Major Diversified
              (1.7%)
  234,225     PepsiCo, Inc. ...........    10,734,532
                                         ------------
              Home Improvement Chains
              (2.3%)
  310,757     Home Depot, Inc. (The)...     9,897,610
   82,100     Lowe's Companies,
               Inc. ...................     4,260,990
                                         ------------
                                           14,158,600
                                         ------------
              Hospital/Nursing
              Management (0.2%)
   65,600     Health Management
               Associates, Inc. (Class
               A)......................     1,430,736
                                         ------------
              Household/Personal Care
              (3.0%)
   92,270     Colgate-Palmolive Co. ...     5,156,970
  145,337     Procter & Gamble Co.
               (The)...................    13,490,181
                                         ------------
                                           18,647,151
                                         ------------
              Industrial Conglomerates
              (6.5%)
  173,300     3M Co. ..................    11,969,831
  945,450     General Electric Co. ....    28,183,864
                                         ------------
                                           40,153,695
                                         ------------
              Information Technology
              Services (2.2%)
  128,550     Accenture Ltd. (Class A)
               (Bermuda)*..............     2,871,807
  104,900     International Business
               Machines Corp. .........     9,265,817
   81,300     PeopleSoft, Inc.*........     1,478,847
                                         ------------
                                           13,616,471
                                         ------------
              Integrated Oil (2.0%)
  341,200     Exxon Mobil Corp. .......    12,487,920
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Internet Retail (0.2%)
   43,190     InterActiveCorp.*........  $  1,427,429
                                         ------------
              Internet Software/
              Services (1.0%)
  205,800     Siebel Systems, Inc.*....     2,000,376
  118,100     Yahoo! Inc.*.............     4,178,378
                                         ------------
                                            6,178,754
                                         ------------
              Investment Banks/ Brokers
              (1.6%)
   68,654     Goldman Sachs Group, Inc.
               (The)...................     5,760,071
   59,200     Lehman Brothers Holdings,
               Inc. ...................     4,089,536
                                         ------------
                                            9,849,607
                                         ------------
              Life/Health Insurance
              (0.8%)
  153,700     AFLAC, Inc. .............     4,964,510
                                         ------------
              Major Banks (2.4%)
  196,025     Bank of New York Co.,
               Inc. (The)..............     5,706,288
  173,500     Wells Fargo & Co. .......     8,935,250
                                         ------------
                                           14,641,538
                                         ------------
              Managed Health Care
              (1.4%)
  112,700     Caremark Rx, Inc.*.......     2,547,020
  125,000     UnitedHealth Group
               Inc. ...................     6,290,000
                                         ------------
                                            8,837,020
                                         ------------
              Media Conglomerates
              (1.2%)
  197,425     Viacom, Inc. (Class B)
               (Non-Voting)............     7,561,378
                                         ------------
              Medical Distributors
              (0.4%)
   44,500     AmerisourceBergen
               Corp. ..................     2,405,225
                                         ------------
              Medical Specialties
              (1.7%)
   51,050     Boston Scientific
               Corp.*..................     3,256,990
   89,664     Medtronic, Inc. .........     4,207,035
   55,350     St. Jude Medical,
               Inc.*...................     2,976,169
                                         ------------
                                           10,440,194
                                         ------------

6
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Multi-Line Insurance
              (2.1%)
  230,374     American International
               Group, Inc. ............  $ 13,292,580
                                         ------------
              Oil & Gas Production
              (0.5%)
   58,700     Burlington Resources
               Inc. ...................     2,829,340
                                         ------------
              Oilfield Services/
              Equipment (2.1%)
  104,493     Baker Hughes Inc. .......     3,091,948
   93,000     BJ Services Co.*.........     3,177,810
  196,020     Smith International,
               Inc.*...................     7,052,800
                                         ------------
                                           13,322,558
                                         ------------
              Other Consumer Services
              (1.5%)
  116,900     eBay Inc.*...............     6,255,319
   71,860     Weight Watchers
               International, Inc.*....     2,989,376
                                         ------------
                                            9,244,695
                                         ------------
              Packaged Software (8.6%)
   50,200     Adobe Systems Inc. ......     1,970,852
   79,700     Mercury Interactive
               Corp.*..................     3,619,177
1,233,100     Microsoft Corp. .........    34,267,849
  570,372     Oracle Corp.*............     6,399,574
   52,110     Symantec Corp.*..........     3,283,972
  127,450     Veritas Software
               Corp.*..................     4,001,930
                                         ------------
                                           53,543,354
                                         ------------
              Pharmaceuticals:
              Major (11.3%)
  130,978     Abbott Laboratories......     5,573,114
  278,499     Johnson & Johnson........    13,791,270
   92,650     Lilly (Eli) & Co. .......     5,503,410
  131,443     Merck & Co., Inc. .......     6,653,645
  991,754     Pfizer Inc. .............    30,129,487
  187,085     Wyeth, Inc. .............     8,624,618
                                         ------------
                                           70,275,544
                                         ------------
              Publishing:
              Newspapers (0.4%)
   33,850     Gannett Co., Inc. .......     2,625,406
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Restaurants (1.1%)
  127,200     McDonald's Corp. ........  $  2,994,288
  122,050     Yum! Brands, Inc.*.......     3,615,121
                                         ------------
                                            6,609,409
                                         ------------
              Semiconductors (5.8%)
  143,300     Analog Devices, Inc.*....     5,448,266
  651,100     Intel Corp. .............    17,911,761
   86,775     Linear Technology
               Corp. ..................     3,107,413
   99,900     Marvell Technology Group
               Ltd. (Bermuda)*.........     3,771,225
  166,579     Texas Instruments
               Inc. ...................     3,798,001
   76,500     Xilinx, Inc.*............     2,181,015
                                         ------------
                                           36,217,681
                                         ------------
              Specialty Stores (0.9%)
   84,400     Bed Bath & Beyond
               Inc.*...................     3,222,392
   57,178     Tiffany & Co. ...........     2,134,455
                                         ------------
                                            5,356,847
                                         ------------
              Telecommunication
              Equipment (1.8%)
  406,100     Nokia Corp. (ADR)
               (Finland)...............     6,335,160
  113,310     QUALCOMM Inc. ...........     4,718,228
                                         ------------
                                           11,053,388
                                         ------------
              Tobacco (0.3%)
   50,200     Altria Group, Inc. ......     2,198,760
                                         ------------
              Wireless
              Telecommunications (0.2%)
  181,550     AT&T Wireless Services
               Inc.*...................     1,485,079
                                         ------------
              Total Common Stocks
              (Cost $562,818,243)......   606,754,816
                                         ------------

                                                                               7
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                   VALUE
------------------------------------------------------
              Short-Term Investment (3.0%)
              Repurchase Agreement
  $18,733     Joint repurchase
               agreement account 1.085%
               due 10/01/03 (dated
               09/30/03; proceeds
               $18,733,565) (a)
               (Cost $18,733,000)......  $ 18,733,000
                                         ------------

Total Investments
(Cost $581,551,243) (b).....   100.7%     625,487,816
Liabilities in Excess of
Other Assets................   (0.7)       (4,415,666)
                               -----     ------------
Net Assets..................   100.0%    $621,072,150
                               =====     ============

---------------------------------------------------

    ADR  American Depository Receipt.
    *    Non-income producing security.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b) The aggregate cost for federal income tax purposes is $661,684,129. The gross unrealized appreciation is $54,722,123 and the aggregate gross unrealized depreciation is $90,918,436, resulting in net unrealized depreciation of $36,196,313.

8
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2003 (unaudited)

Assets:
Investments in securities, at value
  (cost $581,551,243).......................................  $625,487,816
Cash........................................................         5,016
Receivable for:
    Investments sold........................................     9,769,799
    Shares of beneficial interest sold......................     1,495,458
    Litigation settlement...................................     1,315,913
    Dividends...............................................       327,652
Prepaid expenses and other assets...........................        63,169
                                                              ------------
    Total Assets............................................   638,464,823
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    16,094,614
    Investment management fee...............................       445,501
    Distribution fee........................................       401,341
    Shares of beneficial interest redeemed..................       396,650
Accrued expenses and other payables.........................        54,567
                                                              ------------
    Total Liabilities.......................................    17,392,673
                                                              ------------
    Net Assets..............................................  $621,072,150
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $787,384,097
Net unrealized appreciation.................................    43,936,573
Net investment loss.........................................    (1,907,705)
Accumulated net realized loss...............................  (208,340,815)
                                                              ------------
    Net Assets..............................................  $621,072,150
                                                              ============
Class A Shares:
Net Assets..................................................   $45,633,718
Shares Outstanding (unlimited authorized, $.01 par value)...     4,219,275
    Net Asset Value Per Share...............................        $10.82
                                                              ============
    Maximum Offering Price Per Share,
      (net asset value plus 5.54% of net asset value).......        $11.42
                                                              ============
Class B Shares:
Net Assets..................................................  $423,515,734
Shares Outstanding (unlimited authorized, $.01 par value)...    40,731,410
    Net Asset Value Per Share...............................        $10.40
                                                              ============
Class C Shares:
Net Assets..................................................   $10,974,334
Shares Outstanding (unlimited authorized, $.01 par value)...     1,069,815
    Net Asset Value Per Share...............................        $10.26
                                                              ============
Class D Shares:
Net Assets..................................................  $140,948,364
Shares Outstanding (unlimited authorized, $.01 par value)...    12,812,666
    Net Asset Value Per Share...............................        $11.00
                                                              ============

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended September 30, 2003 (unaudited)

Net Investment Loss:
Income
Dividends...................................................  $ 3,177,978
Interest....................................................       91,696
                                                              -----------
    Total Income............................................    3,269,674
                                                              -----------
Expenses
Investment management fee...................................    2,404,322
Distribution fee (Class A shares)...........................       50,073
Distribution fee (Class B shares)...........................    2,104,912
Distribution fee (Class C shares)...........................       50,896
Transfer agent fees and expenses............................      441,410
Shareholder reports and notices.............................       35,125
Registration fees...........................................       33,044
Professional fees...........................................       28,259
Custodian fees..............................................       13,111
Trustees' fees and expenses.................................        7,177
Other.......................................................        9,050
                                                              -----------
    Total Expenses..........................................    5,177,379
                                                              -----------
    Net Investment Loss.....................................   (1,907,705)
                                                              -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................   12,555,889
Net change in unrealized depreciation.......................   67,133,713
                                                              -----------
    Net Gain................................................   79,689,602
                                                              -----------
Net Increase................................................  $77,781,897
                                                              ===========

10
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                 FOR THE SIX        FOR THE YEAR
                                                                 MONTHS ENDED          ENDED
                                                              SEPTEMBER 30, 2003   MARCH 31, 2003
                                                              ------------------   --------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss.........................................     $ (1,907,705)     $  (4,184,086)
Net realized gain (loss)....................................       12,555,889       (164,049,731)
Net change in unrealized appreciation/depreciation..........       67,133,713        (52,355,949)
                                                                 ------------      -------------
    Net Increase (Decrease).................................       77,781,897       (220,589,766)

Net increase (decrease) from transactions in shares of
  beneficial interest.......................................       12,677,581       (128,669,613)
                                                                 ------------      -------------
    Net Increase (Decrease).................................       90,459,478       (349,259,379)
Net Assets:
Beginning of period.........................................      530,612,672        879,872,051
                                                                 ------------      -------------
End of Period
(Including a net investment loss of $1,907,705 and $0,
respectively)...............................................     $621,072,150      $ 530,612,672
                                                                 ============      =============

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

daily net assets not exceeding $750 million; 0.75% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation of $961,729 for the six months ended September 30, 2003.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $13,325,231 at September 30, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended September 30, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $150,738 and $874, respectively and received $25,202 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 2003 aggregated $368,551,073 and $352,738,417, respectively.

For the six months ended September 30, 2003, the Fund incurred brokerage commissions of $2,482 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At September 30, 2003, the Fund had transfer agent fees and expenses payable of approximately $1,500.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of March 31, 2003, the Fund had a net capital loss carry forward of $105,706,673 of which $12,307,840 will expire on March 31, 2010 and $93,398,833 will expire on March 31, 2011 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

As of March 31, 2003, the Fund had temporary book/tax difference attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                        FOR THE SIX                     FOR THE YEAR
                                                        MONTHS ENDED                        ENDED
                                                     SEPTEMBER 30, 2003                MARCH 31, 2003
                                                  ------------------------       ---------------------------
                                                        (unaudited)
                                                    SHARES       AMOUNT            SHARES         AMOUNT
                                                  ----------   -----------       -----------   -------------
CLASS A SHARES
Sold............................................   1,145,705   $12,174,109         2,726,561   $  27,751,705
Redeemed........................................    (336,476)   (3,558,963)         (716,319)     (7,161,083)
                                                  ----------   -----------       -----------   -------------
Net increase - Class A..........................     809,229     8,615,146         2,010,242      20,590,622
                                                  ----------   -----------       -----------   -------------
CLASS B SHARES
Sold............................................   3,293,177    33,572,578         2,029,744      19,810,625
Redeemed........................................  (4,569,273)  (46,521,399)      (18,403,517)   (179,926,309)
                                                  ----------   -----------       -----------   -------------
Net decrease - Class B..........................  (1,276,096)  (12,948,821)      (16,373,773)   (160,115,684)
                                                  ----------   -----------       -----------   -------------
CLASS C SHARES
Sold............................................     270,615     2,763,044           381,180       3,616,981
Redeemed........................................    (156,514)   (1,594,907)         (592,957)     (5,672,532)
                                                  ----------   -----------       -----------   -------------
Net increase (decrease) - Class C...............     114,101     1,168,137          (211,777)     (2,055,551)
                                                  ----------   -----------       -----------   -------------
CLASS D SHARES
Sold............................................   2,604,737    28,098,548         5,690,189      62,362,171
Redeemed........................................  (1,139,329)  (12,255,429)       (4,820,907)    (49,451,171)
                                                  ----------   -----------       -----------   -------------
Net increase - Class D..........................   1,465,408    15,843,119           869,282      12,911,000
                                                  ----------   -----------       -----------   -------------
Net increase (decrease) in Fund.................   1,112,642   $12,677,581       (13,706,026)  $(128,669,613)
                                                  ==========   ===========       ===========   =============

7. Subsequent Event - Acquisition of Morgan Stanley Tax-Managed Growth Fund

On October 6, 2003, the Fund acquired all the net assets of the Morgan Stanley Tax-Managed Growth Fund ("Tax-Managed") based on the respective valuations as of the close of business on October 3, 2003 pursuant to a Plan of Reorganization approved by the shareholders of Tax-Managed on September 30, 2003. The acquisition was accomplished by a tax-free exchange of 548,767 Class A shares of the Fund at a net asset value of $11.25 per share for 1,051,726 Class A shares of Tax-Managed; 4,737,274 Class B shares of the Fund at a net asset value of $10.82 per share for 8,961,067 Class B shares of Tax-Managed; 727,742 Class C shares of the Fund at a net asset value of $10.67 per share for 1,359,896 Class C shares of Tax-Managed; and 280,143 Class D

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003 (UNAUDITED) continued

shares of the Fund at a net asset value of $11.45 per share for 541,830 Class D shares of Tax-Managed. The net assets of the Fund and Tax-Managed immediately before the acquisition were $645,940,274 and $69,522,551, respectively, including unrealized appreciation of $4,195,785 for Tax-Managed. Immediately after the acquisition, the combined net assets of the Fund amounted to $715,462,825.

8. Subsequent Event - Fund Merger Proposal

On October 23, 2003, the Trustees of the Fund and Morgan Stanley Market Leader Trust ("Market Leader") approved a Plan of Reorganization whereby Market Leader would be merged into the Fund. The Plan of Reorganization is subject to the consent of Market Leader's shareholders at a special meeting scheduled to be held on February 24, 2004. If approved, the assets of the Fund would be combined with the assets of Market Leader and shareholders of Market Leader would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Market Leader.

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                  FOR THE SIX                FOR THE YEAR ENDED MARCH 31,
                                                  MONTHS ENDED      ----------------------------------------------
                                               SEPTEMBER 30, 2003    2003      2002      2001      2000      1999
                                               ------------------   -------   -------   -------   -------   ------
                                                  (unaudited)
Class A Shares
Selected Per Share Data:

Net asset value, beginning of period.........        $ 9.41          $12.58    $12.60    $22.32    $17.34   $15.17
                                                     ------          ------    ------    ------    ------   ------

Income (loss) from investment operations:
    Net investment loss++....................         (0.01)           0.00     (0.04)    (0.06)    (0.09)   (0.05)
    Net realized and unrealized gain
    (loss)...................................          1.42           (3.17)     0.09     (6.82)     6.89     2.55
                                                     ------          ------    ------    ------    ------   ------

Total income (loss) from investment
 operations..................................          1.41           (3.17)     0.05     (6.88)     6.80     2.50
                                                     ------          ------    ------    ------    ------   ------

Less distributions from net realized gain....            --              --     (0.07)    (2.84)    (1.82)   (0.33)
                                                     ------          ------    ------    ------    ------   ------

Net asset value, end of period...............        $10.82          $ 9.41    $12.58    $12.60    $22.32   $17.34
                                                     ======          ======    ======    ======    ======   ======

Total Return+................................         14.98 %(1)     (25.20)%    0.36%   (34.32)%   42.32%   16.87%

Ratios to Average Net Assets(3):
Expenses.....................................          1.24 %(2)       1.18%     1.18%     1.11%     1.13%    1.19%

Net investment loss..........................         (0.16)%(2)      (0.06)%   (0.35)%   (0.34)%   (0.48)%  (0.29)%

Supplemental Data:
Net assets, end of period, in thousands......       $45,634         $32,091   $17,611   $11,824   $14,947   $4,987

Portfolio turnover rate......................            61 %(1)        155%       95%       67%       81%     113%

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

18
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                         FOR THE SIX                    FOR THE YEAR ENDED MARCH 31,
                                         MONTHS ENDED      ------------------------------------------------------
                                      SEPTEMBER 30, 2003     2003       2002       2001        2000        1999
                                      ------------------   --------   --------   --------   ----------   --------
                                         (unaudited)
Class B Shares
Selected Per Share Data:

Net asset value, beginning of
 period.............................         $ 9.08          $12.24     $12.35     $22.04       $17.20     $15.12
                                             ------          ------     ------     ------       ------     ------

Income (loss) from investment
 operations:
    Net investment loss++...........          (0.05)          (0.09)     (0.14)     (0.15)       (0.15)     (0.11)
    Net realized and unrealized gain
    (loss)..........................           1.37           (3.07)      0.10      (6.70)        6.81       2.52
                                             ------          ------     ------     ------       ------     ------

Total income (loss) from investment
 operations.........................           1.32           (3.16)     (0.04)     (6.85)        6.66       2.41
                                             ------          ------     ------     ------       ------     ------

Less distributions from net realized
 gain...............................             --              --      (0.07)     (2.84)       (1.82)     (0.33)
                                             ------          ------     ------     ------       ------     ------

Net asset value, end of period......         $10.40          $ 9.08     $12.24     $12.35       $22.04     $17.20
                                             ======          ======     ======     ======       ======     ======

Total Return+.......................          14.54 %(1)     (25.82)%    (0.44)%   (34.61)%      41.82%     16.32%

Ratios to Average Net Assets(3):
Expenses............................           1.99 %(2)       1.99%      1.94%      1.59%        1.48%      1.60%
Net investment loss.................          (0.91)%(2)      (0.87)%    (1.11)%    (0.82)%      (0.83)%    (0.70)%

Supplemental Data:
Net assets, end of period, in
 thousands..........................       $423,516        $381,478   $714,513   $867,382   $1,326,846   $913,060

Portfolio turnover rate.............             61 %(1)        155%        95%        67%          81%       113%

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              19
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                   FOR THE SIX               FOR THE YEAR ENDED MARCH 31,
                                                   MONTHS ENDED      ---------------------------------------------
                                                SEPTEMBER 30, 2003    2003     2002      2001      2000      1999
                                                ------------------   ------   -------   -------   -------   ------
                                                   (unaudited)
Class C Shares
Selected Per Share Data:

Net asset value, beginning of period..........        $ 8.96         $12.07    $12.16    $21.80    $17.09   $15.08
                                                      ------         ------    ------    ------    ------   ------

Income (loss) from investment operations:
    Net investment loss++.....................         (0.05)         (0.08)    (0.11)    (0.19)    (0.23)   (0.16)
    Net realized and unrealized gain (loss)...          1.35          (3.03)     0.09     (6.61)     6.76     2.50
                                                      ------         ------    ------    ------    ------   ------

Total income (loss) from investment
 operations...................................          1.30          (3.11)    (0.02)    (6.80)     6.53     2.34
                                                      ------         ------    ------    ------    ------   ------

Less distributions from net realized gain.....            --             --     (0.07)    (2.84)    (1.82)   (0.33)
                                                      ------         ------    ------    ------    ------   ------

Net asset value, end of period................        $10.26         $ 8.96    $12.07    $12.16    $21.80   $17.09
                                                      ======         ======    ======    ======    ======   ======

Total Return+.................................         14.51 %(1)    (25.77)%   (0.20)%  (34.82)%   41.29%   15.90%

Ratios to Average Net Assets(3):
Expenses......................................          1.99 %(2)      1.98%     1.73%     1.88%     1.89%    1.94%
Net investment loss...........................         (0.91)%(2)     (0.86)%   (0.90)%   (1.11)%   (1.24)%  (1.04)%

Supplemental Data:
Net assets, end of period, in thousands.......       $10,974         $8,563   $14,095   $14,490   $11,848   $3,041

Portfolio turnover rate.......................            61 %(1)       155%       95%       67%       81%     113%

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

20
                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                               FOR THE SIX                 FOR THE YEAR ENDED MARCH 31,
                                               MONTHS ENDED      ------------------------------------------------
                                            SEPTEMBER 30, 2003     2003       2002      2001      2000      1999
                                            ------------------   --------   --------   -------   -------   ------
                                               (unaudited)
Class D Shares
Selected Per Share Data:

Net asset value, beginning of period......         $ 9.56          $12.76     $12.75    $22.49    $17.41   $15.21
                                                   ------          ------     ------    ------    ------   ------

Income (loss) from investment operations:
    Net investment income (loss)++........           0.01            0.01      (0.01)    (0.02)    (0.04)   (0.01)
    Net realized and unrealized gain
    (loss)................................           1.43           (3.21)      0.09     (6.88)     6.94     2.54
                                                   ------          ------     ------    ------    ------   ------

Total income (loss) from investment
 operations...............................           1.44           (3.20)      0.08     (6.90)     6.90     2.53
                                                   ------          ------     ------    ------    ------   ------

Less distributions from net realized
 gain.....................................             --              --      (0.07)    (2.84)    (1.82)   (0.33)
                                                   ------          ------     ------    ------    ------   ------

Net asset value, end of period............         $11.00          $ 9.56     $12.76    $12.75    $22.49   $17.41
                                                   ======          ======     ======    ======    ======   ======

Total Return+.............................          15.06%(1)      (25.08)%     0.59%   (34.14)%   42.75%   17.02%

Ratios to Average Net Assets(3):
Expenses..................................           0.99%(2)        0.99%      0.94%     0.88%     0.89%    0.94%
Net investment income (loss)..............           0.09%(2)        0.13%     (0.11)%   (0.11)%   (0.24)%  (0.04)%

Supplemental Data:
Net assets, end of period, in thousands...       $140,948        $108,481   $133,653   $79,666   $12,702   $1,563

Portfolio turnover rate...................             61%(1)         155%        95%       67%       81%     113%

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              21
                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Philip J. Purcell
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President and General Counsel

Joseph J. McAlinden
Vice President

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(c) 2003 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Growth Fund

Semiannual Report
September 30, 2003

[MORGAN STANLEY LOGO]

37977RPT-00-12730J03-AP-10/03

                           MORGAN STANLEY GROWTH FUND
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Growth Fund ("Growth") to be issued pursuant to an Agreement and Plan of Reorganization, dated October 23, 2003, between Growth and Morgan Stanley Market Leader Trust ("Market Leader") in connection with the acquisition by Growth of substantially all of the assets, subject to stated liabilities, of Market Leader. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated December 24, 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling
(800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is December 24, 2003.

                               TABLE OF CONTENTS




                                                         PAGE
                                                        -----
INTRODUCTION ........................................     B-3

ADDITIONAL INFORMATION ABOUT GROWTH .................     B-3

ADDITIONAL INFORMATION ABOUT MARKET LEADER ..........     B-4

FINANCIAL STATEMENTS ................................     B-5


                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated December 24, 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Market Leader shareholders in connection with the solicitation of proxies by the Board of Trustees of Market Leader to be voted at the Special Meeting of shareholders of Market Leader to be held on February 24, 2004. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Growth dated May 30, 2003 and the Statement of Additional Information of Market Leader dated October 30, 2003.


                      ADDITIONAL INFORMATION ABOUT GROWTH


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Growth's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Growth's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Growth, see "Management of the Fund" and "Investment Management and Other Services" in Growth's Statement of Additional Information.



INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Growth's investment manager, see "Investment Management and Other Services" in Growth's Statement of Additional Information. For additional information about Growth's independent auditors, see "Investment Management and Other Services" in Growth's Statement of Additional Information. For additional information about other services provided to Growth, see "Investment Management and Other Services" in Growth's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Growth's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Growth, see "Capital Stock and Other Securities" in Growth's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Growth's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Growth's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Growth's policies regarding dividends and distributions and tax matters affecting Growth and its shareholders, see "Taxation of the Fund and Shareholders" in Growth's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Growth's distributor and the distribution agreement between Growth and its distributor, see "Investment Management and Other Services" and "Underwriters" in Growth's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Growth's performance, see "Calculation of Performance Data" in Growth's Statement of Additional Information.


                  ADDITIONAL INFORMATION ABOUT MARKET LEADER


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Market Leader's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Market Leader's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Market Leader, see "Management of the Fund" and "Investment Management and Other Services" in Market Leader's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Market Leader's investment manager, see "Investment Management and Other Services" in Market Leader's Statement of Additional Information. For additional information about Market Leader's independent auditors, see "Investment Management and Other Services" in Market Leader's Statement of Additional Information. For additional information about other services provided to Market Leader, see "Investment Management and Other Services" in Market Leader's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Market Leader's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Market Leader, see "Capital Stock and Other Securities" in Market Leader's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Market Leader's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Market Leader's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Market Leader's policies regarding dividends and distributions and tax matters affecting Market Leader and its shareholders, see "Taxation of the Fund and Shareholders" in Market Leader's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Market Leader's distributor and the distribution agreement between Market Leader and its distributor, see "Investment Management and Other Services" and "Underwriters" in Market Leader's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Market Leader's performance, see "Calculation of Performance Data" in Market Leader's Statement of Additional Information.


                             FINANCIAL STATEMENTS

     Growth's most recent audited financial statements are set forth in Growth's Annual Report for the fiscal year ended March 31, 2003 and the succeeding unaudited Semi-Annual Report for the six months ended September 30, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Market Leader's most recent audited financial statements are set forth in Market Leader's Annual Report for the fiscal year ended August 31, 2003, which are incorporated by reference in the Proxy Statement and Prospectus.

     Shown below are Financial Statements for both Market Leader and Growth and Pro Forma Financial Statements for the combined fund at August 31, 2003, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Market Leader and Growth and pro forma figures for the combined fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Market Leader and Growth and pro forma figures for the combined fund. The third table presents Statements of Operations (unaudited) for both Market Leader and Growth and pro forma figures for the combined fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

                           MORGAN STANLEY GROWTH FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                   (UNAUDITED)



                                                      MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                              FUND                  LEADER TRUST                 COMBINED
                                                    ------------------------- ------------------------- --------------------------
                                                     NUMBER OF                 NUMBER OF                  NUMBER OF
                                                       SHARES       VALUE        SHARES       VALUE        SHARES        VALUE
                                                    ----------- ------------- ----------- ------------- ------------ -------------
COMMON STOCKS AND WARRANT (96.0%)
Advertising/Marketing Services (0.5%)
Omnicom Group, Inc. ...............................     --            --         66,490    $ 5,192,869      66,490    $ 5,192,869
                                                                 -----------               -----------                -----------
Aerospace & Defense (0.2%)
Lockheed Martin Corp. .............................     --            --         42,220      2,162,931      42,220      2,162,931
                                                                 -----------               -----------                -----------
Air Freight/Couriers (0.0%)
United Parcel Service, Inc. (Class B) .............     --            --          2,220        139,327       2,220        139,327
                                                                 -----------               -----------                -----------
Aluminum (0.2%)
Alcoa, Inc. .......................................     --            --         66,110      1,888,102      66,110      1,888,102
                                                                 -----------               -----------                -----------
Apparel/Footwear Retail (0.6%)
Abercrombie & Fitch Co. (Class A)* ................   104,400    $ 3,171,848       --           --         104,400      3,171,848
TJX Companies, Inc. (The) .........................   111,975      2,425,378       --           --         111,975      2,425,378
                                                                 -----------               -----------                -----------
                                                                   5,597,226                    --                      5,597,226
                                                                 -----------               -----------                -----------
Beverages: Non-Alcoholic (0.9%)
Coca-Cola Co. (The) ...............................   208,164      9,059,297       --           --         208,164      9,059,297
                                                                 -----------               -----------                -----------
Biotechnology (2.1%)
Amgen Inc.* .......................................   204,739     13,492,300       --           --         204,739     13,492,300
Celgene Corp.* ....................................    33,600      1,293,264       --           --          33,600      1,293,264
Gilead Sciences, Inc.* ............................    55,956      3,732,265       --           --          55,956      3,732,265
IDEC Pharmaceuticals Corp. ........................    69,200      2,404,700       --           --          69,200      2,404,700
                                                                 -----------               -----------                -----------
                                                                  20,922,529                    --                     20,922,529
                                                                 -----------               -----------                -----------
Broadcasting (2.1%)
Citadel Broadcasting Corp.* .......................   145,500      3,212,640       --           --         145,500      3,212,640
Clear Channel Communications, Inc.* ...............   226,850     10,235,472     72,130      3,254,506     298,980     13,489,978
Univision Communications, Inc. (Class A)* .........   117,775      4,415,385       --           --         117,775      4,415,385
                                                                 -----------               -----------                -----------
                                                                  17,863,497                 3,254,506                 21,118,003
                                                                 -----------               -----------                -----------
Cable/Satellite TV (1.9%)
Comcast Corp. (Class A)* ..........................   151,550      4,508,612    203,393      6,050,942     354,943     10,559,554
EchoStar Communications Corp. (Class A)* ..........    91,900      3,391,110       --           --          91,900      3,391,110
Liberty Media Corp. (Class A)* ....................     --            --        407,470      4,930,387     407,470      4,930,387
                                                                 -----------               -----------                -----------
                                                                   7,899,722                10,981,329                 18,881,051
                                                                 -----------               -----------                -----------
Chemicals: Major Diversified (0.0%)
Dow Chemical Co. (The) ............................     --            --          5,060        174,722       5,060        174,722
                                                                 -----------               -----------                -----------
Chemicals: Specialty (0.3%)
Air Products & Chemicals, Inc. ....................     --            --         61,000      2,886,520      61,000      2,886,520
                                                                 -----------               -----------                -----------
Computer Communications (3.2%) ....................
Cisco Systems, Inc.* ..............................   947,427     18,143,227    427,900      8,194,285   1,375,327     26,337,512
Emulex Corp.* .....................................    69,400      1,680,174       --           --          69,400      1,680,174
Juniper Networks, Inc.* ...........................   194,400      3,347,568       --           --         194,400      3,347,568
                                                                 -----------               -----------                -----------
                                                                  23,170,969                 8,194,285                 31,365,254
                                                                 -----------               -----------                -----------
Computer Peripherals (0.6%)
EMC Corp.* ........................................   175,050      2,231,887       --           --         175,050      2,231,887
Lexmark International, Inc. .......................        --         --         47,380      3,176,355      47,380      3,176,355
Seagate Technology, Inc. (Warrants) ...............   183,400         --           --           --         183,400         --
                                                                 -----------               -----------                -----------
                                                                   2,231,887                 3,176,355                  5,408,242
                                                                 -----------               -----------                -----------
Computer Processing Hardware (2.1%)
Dell Computer Corp.* ..............................   299,596      9,775,817      4,980        162,497     304,576      9,938,314
Hewlett-Packard Co. ...............................   125,200      2,493,984    394,540      7,859,237     519,740     10,353,221
                                                                 -----------               -----------                -----------
                                                                  12,269,801                 8,021,734                 20,291,535
                                                                 -----------               -----------                -----------
Contract Drilling (0.4%)
Noble Corp. (Cayman Islands)* .....................     --            --        115,000      4,160,700     115,000      4,160,700
                                                                 -----------               -----------                -----------

                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                    MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                            FUND                  LEADER TRUST                  COMBINED
                                                  ------------------------- -------------------------   ------------------------
                                                   NUMBER OF                 NUMBER OF                   NUMBER OF
                                                     SHARES       VALUE        SHARES       VALUE         SHARES       VALUE
                                                  ----------- ------------- ----------- -------------   ---------- -------------
Data Processing Services (1.2%)
Concord EFS, Inc.* ...............................     --           --        310,000    $ 4,293,500     310,000    $ 4,293,500
First Data Corp. .................................  111,644    $ 4,287,130       --           --         111,644      4,287,130
SunGard Data Systems Inc.* .......................     --           --        101,960      2,875,272     101,960      2,875,272
                                                               -----------               -----------                -----------
                                                                 4,287,130                 7,168,772                 11,455,902
                                                               -----------               -----------                -----------
Department Stores (0.7%)
Kohl's Corp.* ....................................   48,450      3,064,462     62,770      3,970,202     111,220      7,034,664
                                                               -----------               -----------                -----------
Discount Stores (5.6%)
Costco Wholesale Corp.* ..........................   82,841      2,658,368       --           --          82,841      2,658,368
Dollar Tree Stores, Inc. .........................  138,500      5,433,355       --           --         138,500      5,433,355
Target Corp. .....................................  156,100      6,337,660    190,000      7,714,000     346,100     14,051,660
Wal-Mart Stores, Inc. ............................  367,253     21,730,360    186,780     11,051,773     554,033     32,782,133
                                                               -----------               -----------                -----------
                                                                36,159,743                18,765,773                 54,925,516
                                                               -----------               -----------                -----------
Drugstore Chains (0.3%)
Walgreen Co. .....................................   88,325      2,876,745       --           --          88,325      2,876,745
                                                               -----------               -----------                -----------
Electric Utilities (0.3%)
American Electric Power Co., Inc. ................     --           --         93,430      2,645,003      93,430      2,645,003
                                                               -----------               -----------                -----------
Electronic Components (0.8%)
Amphenol Corp. (Class A)* ........................   39,400      2,148,482       --           --          39,400      2,148,482
Flextronics International Ltd. (Singapore)* ......  190,400      2,568,496       --           --         190,400      2,568,496
Jabil Circuit, Inc.* .............................   98,830      2,782,064       --           --          98,830      2,782,064
                                                               -----------               -----------                -----------
                                                                 7,499,042                    --                      7,499,042
                                                               -----------               -----------                -----------
Electronic Production Equipment (1.3%)
Applied Materials, Inc.* .........................  428,776      9,261,562       --           --         428,776      9,261,562
Novellus Systems, Inc.* ..........................   78,900      3,152,844       --           --          78,900      3,152,844
                                                               -----------               -----------                -----------
                                                                12,414,406                    --                     12,414,406
                                                               -----------               -----------                -----------
Finance/Rental/Leasing (1.3%)
Fannie Mae .......................................     --           --        191,000     12,374,890     191,000     12,374,890
SLM Corp. ........................................     --           --          3,980        159,916       3,980        159,916
                                                               -----------               -----------                -----------
                                                                    --                    12,534,806                 12,534,806
                                                               -----------               -----------                -----------
Financial Conglomerates (5.2%)
American Express Co. .............................  181,250      8,165,312      6,250        281,563     187,500      8,446,875
Citigroup, Inc. ..................................  533,966     23,147,426    288,776     12,518,440     822,742     35,665,866
J.P. Morgan Chase & Co. ..........................  117,200      4,010,584       --           --         117,200      4,010,584
Prudential Financial, Inc. .......................     --           --        100,600      3,662,846     100,600      3,662,846
                                                               -----------               -----------                -----------
                                                                35,323,322                16,462,849                 51,786,171
                                                               -----------               -----------                -----------
Food: Major Diversified (1.7%)
PepsiCo, Inc. ....................................  217,325      9,679,655    151,020      6,726,431     368,345     16,406,086
                                                               -----------               -----------                -----------
Home Building (0.2%)
Lennar Corp. .....................................     --           --         27,900      1,876,275      27,900      1,876,275
                                                               -----------               -----------                -----------
Home Improvement Chains (1.3%)
Home Depot, Inc. (The) ...........................  258,157      8,302,329      6,900        221,904     265,057      8,524,233
Lowe's Companies, Inc. ...........................   82,100      4,504,006       --           --          82,100      4,504,006
                                                               -----------               -----------                -----------
                                                                12,806,335                   221,904                 13,028,239
                                                               -----------               -----------                -----------
Hospital/Nursing Management (0.4%)
HCA Inc. .........................................     --           --         51,330      1,950,027      51,330      1,950,027
Health Management Associates, Inc. (Class A) .....   65,600      1,461,568       --           --          65,600      1,461,568
                                                               -----------               -----------                -----------
                                                                 1,461,568                 1,950,027                  3,411,595
                                                               -----------               -----------                -----------

                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                     MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                             FUND                  LEADER TRUST                   COMBINED
                                                   ------------------------- -------------------------   --------------------------
                                                    NUMBER OF                 NUMBER OF                    NUMBER OF
                                                      SHARES       VALUE        SHARES       VALUE          SHARES        VALUE
                                                   ----------- ------------- ----------- -------------   ------------ -------------
Household/Personal Care (3.0%)
Colgate-Palmolive Co. ............................    92,270    $ 5,100,686       --           --            92,270    $ 5,100,686
Estee Lauder Companies, Inc. (The) (Class A) .....      --           --        110,000    $ 3,793,900       110,000      3,793,900
Kimberly-Clark Corp. .............................      --           --         56,400      2,882,604        56,400      2,882,604
Procter & Gamble Co. (The) .......................   145,337     12,686,467     61,400      5,359,606       206,737     18,046,073
                                                                -----------               -----------                  -----------
                                                                 17,787,153                12,036,110                   29,823,263
                                                                -----------               -----------                  -----------
Industrial Conglomerates (5.8%)
3M Co. ...........................................    88,750     12,644,213       --           --            88,750     12,644,213
General Electric Co. .............................   874,350     25,854,530    444,730     13,150,666     1,319,080     39,005,196
Ingersoll-Rand Co., Ltd. (Bermuda) ...............      --           --         33,650      2,002,848        33,650      2,002,848
Tyco International Ltd. (Bermuda) ................      --           --         68,810      1,416,110        68,810      1,416,110
United Technologies Corp. ........................      --           --         26,400      2,118,600        26,400      2,118,600
                                                                -----------               -----------                  -----------
                                                                 38,498,743                18,688,224                   57,186,967
                                                                -----------               -----------                  -----------
Industrial Machinery (0.7%)
Roper Industries, Inc. ...........................      --           --        169,800      7,247,064       169,800      7,247,064
                                                                -----------               -----------                  -----------
Information Technology Services (0.9%)
International Business Machines Corp. ............    95,800      7,856,558       --           --            95,800      7,856,558
PeopleSoft, Inc.* ................................    56,600      1,024,460       --           --            56,600      1,024,460
                                                                -----------               -----------                  -----------
                                                                  8,881,018                    --                        8,881,018
                                                                -----------               -----------                  -----------
Integrated Oil (2.1%)
BP PLC (ADR) (United Kingdom) ....................      --           --        105,000      4,380,600       105,000      4,380,600
Exxon Mobil Corp. ................................   341,200     12,863,240       --           --           341,200     12,863,240
Royal Dutch Petroleum Co. (NY Registered
 Shares) (Netherlands) ...........................      --           --         80,500      3,612,035        80,500      3,612,035
                                                                -----------               -----------                  -----------
                                                                 12,863,240                 7,992,635                   20,855,875
                                                                -----------               -----------                  -----------
Internet Retail (0.5%)
InterActiveCorp.* ................................   144,090      5,332,771       --           --           144,090      5,332,771
                                                                -----------               -----------                  -----------
Internet Software/Services (0.5%)
Siebel Systems, Inc.* ............................   205,800      2,074,464       --           --           205,800      2,074,464
Yahoo! Inc.* .....................................    96,900      3,236,460       --           --            96,900      3,236,460
                                                                -----------               -----------                  -----------
                                                                  5,310,924                    --                        5,310,924
                                                                -----------               -----------                  -----------
Investment Banks/Brokers (2.0%)
Goldman Sachs Group, Inc. (The) ..................    68,654      6,075,192       --           --            68,654      6,075,192
Lehman Brothers Holdings, Inc. ...................      --           --        171,000     11,239,830       171,000     11,239,830
Schwab (Charles) Corp. (The) .....................   229,000      2,486,940       --           --           229,000      2,486,940
                                                                -----------               -----------                  -----------
                                                                  8,562,132                11,239,830                   19,801,962
                                                                -----------               -----------                  -----------
Investment Trusts/Mutual Funds (1.0%)
iShares Lehman 20+ Year Treasury Bond Fund .......      --           --         21,500      1,798,475        21,500      1,798,475
iShares Nasdaq Biotechnology Index Fund* .........      --           --         62,000      4,576,840        62,000      4,576,840
Nasdaq-100 Index Tracking Stock* .................      --           --         96,250      3,213,788        96,250      3,213,788
                                                                -----------               -----------                  -----------
                                                                     --                     9,589,103                    9,589,103
                                                                -----------               -----------                  -----------
Life/Health Insurance (0.4%)
AFLAC, Inc. ......................................   129,800      4,154,898       --           --           129,800      4,154,898
                                                                -----------               -----------                  -----------
Major Banks (2.0%)
Bank of America Corp. ............................      --           --          2,170        171,973         2,170        171,973
Bank of New York Co., Inc. (The) .................   196,025      5,767,056    222,040      6,532,417       418,065     12,299,473
Wells Fargo & Co. ................................   140,000      7,019,600       --           --           140,000      7,019,600
                                                                -----------               -----------                  -----------
                                                                 12,786,656                 6,704,390                   19,491,046
                                                                -----------               -----------                  -----------
Major Telecommunications (0.3%)
SBC Communications, Inc. .........................      --           --         52,320      1,176,677        52,320      1,176,677
Verizon Communications Inc. ......................      --           --         38,700      1,366,884        38,700      1,366,884
                                                                -----------               -----------                  -----------
                                                                     --                     2,543,561                    2,543,561
                                                                -----------               -----------                  -----------


                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                 MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                         FUND                   LEADER TRUST                 COMBINED
                                               ------------------------- -------------------------- ---------------------------
                                                NUMBER OF                 NUMBER OF                   NUMBER OF
                                                  SHARES       VALUE        SHARES        VALUE        SHARES         VALUE
                                               ----------- ------------- ----------- -------------- ------------ --------------
Managed Health Care (1.9%)
Aetna Inc. ...................................       --          --        222,800    $12,699,600      222,800    $ 12,699,600
UnitedHealth Group Inc. ......................    125,000   $ 6,178,750       --           --          125,000       6,178,750
                                                            -----------               -----------                 ------------
                                                              6,178,750                12,699,600                   18,878,350
                                                            -----------               -----------                 ------------
Media Conglomerates (1.5%)
AOL Time Warner Inc.* ........................       --          --         10,800        176,688       10,800         176,688
Viacom, Inc. (Class B) * .....................    181,125     8,150,625    145,000      6,525,000      326,125      14,675,625
                                                            -----------               -----------                 ------------
                                                              8,150,625                 6,701,688                   14,852,313
                                                            -----------               -----------                 ------------
Medical Distributors (0.3%)
AmerisourceBergen Corp. ......................     56,200     3,271,402       --           --           56,200       3,271,402
                                                            -----------               -----------                 ------------
Medical Specialties (1.1%)
Boston Scientific Corp.* .....................     62,450     3,753,245       --           --           62,450       3,753,245
Medtronic, Inc. ..............................     89,664     4,445,541       --           --           89,664       4,445,541
St. Jude Medical, Inc.* ......................     55,350     2,882,075       --           --           55,350       2,882,075
                                                            -----------               -----------                 ------------
                                                             11,080,861                    --                       11,080,861
                                                            -----------               -----------                 ------------
Multi-Line Insurance (2.3%)
American International Group, Inc. ...........    230,374    13,723,379    178,900     10,657,073      409,274      24,380,452
                                                            -----------
Oil & Gas Production (1.0%)
Apache Corp. .................................       --          --         60,900      4,200,882       60,900       4,200,882
EnCana Corp. (Canada) ........................       --          --        143,810      5,385,685      143,810       5,385,685
                                                            -----------               -----------                 ------------
                                                                 --                     9,586,567                    9,586,567
                                                            -----------               -----------                 ------------
Oilfield Services/Equipment (2.4%)
Baker Hughes Inc. ............................    104,493     3,496,336    118,030      3,949,284      222,523       7,445,620
BJ Services Co.* .............................    110,100     4,114,437       --           --          110,100       4,114,437
Halliburton Co. ..............................       --          --        233,340      5,642,161      233,340       5,642,161
Smith International, Inc.* ...................    151,920     5,938,553       --           --          151,920       5,938,553
                                                            -----------               -----------                 ------------
                                                             13,549,326                 9,591,445                   23,140,771
                                                            -----------               -----------                 ------------
Other Consumer Services (0.8%)
eBay, Inc.* ..................................    110,200     6,119,406       --           --          110,200       6,119,406
Weight Watchers International, Inc.* .........     32,360     1,402,806       --           --           32,360       1,402,806
                                                            -----------               -----------                 ------------
                                                              7,522,212                    --                        7,522,212
                                                            -----------               -----------                 ------------
Other Metals/Minerals (0.5%)
Phelps Dodge Corp.* ..........................       --          --         99,300      4,765,407       99,300       4,765,407
                                                            -----------               -----------                 ------------
Packaged Software (7.8%)
Adobe Systems Inc. ...........................     89,800     3,486,934       --           --           89,800       3,486,934
Mercury Interactive Corp.* ...................     45,400     1,992,606       --           --           45,400       1,992,606
Microsoft Corp. ..............................  1,554,700    41,230,644    562,120     14,907,422    2,116,820      56,138,066
Oracle Corp.* ................................    570,372     7,289,354    186,130      2,378,741      756,502       9,668,095
Symantec Corp.* ..............................     57,610     3,308,542       --           --           57,610       3,308,542
VERITAS Software Corp.* ......................     79,950     2,756,676       --           --           79,950       2,756,676
                                                            -----------               -----------                 ------------
                                                             60,064,756                17,286,163                   77,350,919
                                                            -----------               -----------                 ------------
Pharmaceuticals: Major (10.1%)
Abbott Laboratories ..........................    130,978     5,278,413       --           --          130,978       5,278,413
Johnson & Johnson ............................    278,499    13,807,980    211,970     10,509,473      490,469      24,317,453
Lilly (Eli) & Co. ............................    104,350     6,942,406       --           --          104,350       6,942,406
Merck & Co., Inc. ............................    131,443     6,614,212    208,500     10,491,720      339,943      17,105,932
Pfizer Inc. ..................................    771,154    23,072,928    435,920     13,042,726    1,207,074      36,115,654
Wyeth, Inc. ..................................    187,085     8,016,592     52,500      2,249,625      239,585      10,266,217
                                                            -----------               -----------                 ------------
                                                             63,732,531                36,293,544                  100,026,075
                                                            -----------               -----------                 ------------
Precious Metals (0.3%)
Newmont Mining Corp. Co. .....................       --          --         70,920      2,784,319       70,920       2,784,319
                                                            -----------               -----------                 ------------

                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                                               MORGAN STANLEY MARKET
                                                MORGAN STANLEY GROWTH FUND         LEADER TRUST                    COMBINED
                                                --------------------------- ---------------------------   --------------------------
                                                 NUMBER OF                   NUMBER OF                     NUMBER OF
                                                   SHARES        VALUE         SHARES        VALUE          SHARES        VALUE
                                                ----------- --------------- ----------- ---------------   ---------- ---------------
Property -- Casualty Insurers (0.5%)
XL Capital Ltd. (Class A) (Cayman Islands) ....      --             --         60,000    $   4,545,000      60,000    $   4,545,000
                                                                    --                   -------------                -------------
Publishing: Newspapers (0.3%)
Gannett Co., Inc. .............................    33,850    $   2,654,517       --             --          33,850        2,654,517
                                                             -------------               -------------                -------------
Railroads (0.3%)
CSX Corp. .....................................      --             --         97,250        3,139,230      97,250        3,139,230
                                                             -------------               -------------                -------------
Restaurants (1.3%)
McDonald's Corp. ..............................   101,000        2,264,420       --             --         101,000        2,264,420
Wendy's International, Inc. ...................      --             --        206,000        6,499,300     206,000        6,499,300
Yum! Brands, Inc.* ............................   122,050        3,618,783       --             --         122,050        3,618,783
                                                             -------------               -------------                -------------
                                                                 5,883,203                   6,499,300                   12,382,503
                                                             -------------               -------------                -------------
Semiconductors (4.9%)
Analog Devices, Inc.* .........................   109,900        4,505,900       --             --         109,900        4,505,900
Broadcom Corp. (Class A)* .....................    61,600        1,692,768       --             --          61,600        1,692,768
Intel Corp. ...................................   748,300       21,416,346    191,590        5,483,306     939,890       26,899,652
Linear Technology Corp. .......................    94,575        3,898,382       --             --          94,575        3,898,382
Maxim Integrated Products, Inc. ...............    72,350        3,249,239       --             --          72,350        3,249,239
Texas Instruments Inc. ........................   245,279        5,849,904       --             --         245,279        5,849,904
Vitesse Semiconductor Corp.* ..................      --             --        139,700          954,151     139,700          954,151
Xilinx, Inc.* .................................    53,300        1,643,772       --             --          53,300        1,643,772
                                                             -------------               -------------                -------------
                                                                42,256,311                   6,437,457                   48,693,768
                                                             -------------               -------------                -------------
Services to the Health Industry (0.0%)
Medco Health Solutions Inc.* ..................      --                 25       --             --            --                 25
                                                             -------------               -------------                -------------
Specialty Insurance (0.6%)
PMI Group, Inc. ...............................      --             --        169,600        6,000,448     169,600        6,000,448
                                                             -------------               -------------                -------------
Specialty Stores (0.6%)
Bed Bath & Beyond Inc.* .......................    84,400        3,631,732       --             --          84,400        3,631,732
Tiffany & Co. .................................    57,178        2,225,368       --             --          57,178        2,225,368
                                                             -------------               -------------                -------------
                                                                 5,857,100                      --                        5,857,100
                                                             -------------               -------------                -------------
Telecommunication Equipment (2.0%)
Nokia Corp. (ADR) (Finland) ...................   406,100        6,615,369    435,000        7,086,150     841,100       13,701,519
QUALCOMM Inc. .................................   113,310        4,677,437      4,090          168,835     117,400        4,846,272
UTStarcom, Inc.* ..............................    36,800        1,580,928       --             --          36,800        1,580,928
                                                             -------------               -------------                -------------
                                                                12,873,734                   7,254,985                   20,128,719
                                                             -------------               -------------                -------------
Tobacco (0.2%)
Altria Group, Inc. ............................      --             --         36,010        1,484,332      36,010        1,484,332
                                                             -------------               -------------                -------------
Wireless Telecommunications (0.7%)
AT&T Wireless Services Inc.* ..................   181,550        1,564,961       --             --         181,550        1,564,961
Vodafone Group PLC (United Kingdom) ...........      --             --        291,520        5,334,816     291,520        5,334,816
                                                             -------------               -------------                -------------
                                                                 1,564,961                   5,334,816                    6,899,777
                                                             -------------               -------------                -------------
TOTAL COMMON STOCKS AND WARRANT
(Cost $537,217,318, $352,902,464 and $890,119,7
 respectively) ................................                597,128,564                 349,657,713                  946,786,277
                                                             -------------               -------------                -------------

                          MORGAN STANLEY GROWTH FUND
           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                                                    MORGAN STANLEY MARKET
                                                      MORGAN STANLEY GROWTH FUND         LEADER TRUST                COMBINED
                                                      --------------------------- ------------------------  ------------------------
                                                       PRINCIPAL                   PRINCIPAL                 PRINCIPAL
                                                       AMOUNT IN                   AMOUNT IN                 AMOUNT IN
                                                       THOUSANDS       VALUE       THOUSANDS       VALUE     THOUSANDS     VALUE
                                                      ----------- --------------- ----------- ------------  ----------- ------------
CONVERTIBLE BOND (0.1%)
Wireless Telecommunications
Nextel Communications, Inc. 5.25% due 01/15/10
 (Cost $0, $953,025 and $953,025, respectively)......    --              --         $   850        770,313  $ 850          770,313
                                                      -------        ----------     -------      ---------  ------       ----------

SHORT-TERM INVESTMENTS (4.0%)
REPURCHASE AGREEMENTS
Joint repurchase agreement account 1.05% due
 09/02/03 (dated 08/29/03; proceeds $5,096,595) (a)
 (Cost $34,788,000, $5,096,000 and $39,884,000,
 respectively) ...................................... $34,788        34,788,000       5,096      5,096,000  39,884       39,884,000
                                                      -------        ----------     -------      ---------  ------       ----------

TOTAL INVESTMENTS
(Cost $572,005,318, $358,951,489 and $930,956,807,
 respectively) (b) ..................................               631,916,564                355,524,026  100.1%      987,440,590
OTHER ASSETS AND LIABILITIES ........................                (2,816,377)                 1,404,489   (0.1)       (1,411,888)
                                                                    -----------                -----------  ------      -----------
NET ASSETS ..........................................              $629,100,187               $356,928,515  100.0%     $986,028,702
                                                                   ============               ============  ======     =============


Note: The percentages indicated are based on the holdings and net assets of the combined entity.


----------
ADR American Depository Receipt.

 *    Non-income producing security.

(a)   Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.




                                                    GROSS             GROSS
                                                 UNREALIZED        UNREALIZED       NET UNREALIZED
                                                APPRECIATION      DEPRECIATION       DEPRECIATION
                                               --------------   ----------------   ---------------
Morgan Stanley Growth Fund .................    $ 68,817,454      $ (8,906,208)      $59,911,246
Morgan Stanley Market Leader Trust .........      32,167,887        37,031,451         4,863,564
                                                ------------      ------------       -----------
Combined ...................................    $100,985,341      $ 28,125,243       $64,774,810
                                                ============      ============       ===========

                  See Notes to Pro Forma Financial Statements

                          MORGAN STANLEY GROWTH FUND

                        PRO-FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 2003 (UNAUDITED)





                                                                     MORGAN STANLEY
                                                   MORGAN STANLEY        MARKET           PRO-FORMA
                                                     GROWTH FUND      LEADER TRUST       ADJUSTMENTS         COMBINED
                                                  ---------------- ----------------- ------------------ -----------------
ASSETS:
Investments in securities, at value (cost
 $572,005,318 $358,951,489 and $930,956,807,
 respectively) ..................................  $  631,916,564   $  355,524,026         --            $  987,440,590
Receivable for:
 Investments sold ...............................      40,545,569        2,022,870         --                42,568,439
 Litigation settlement ..........................       1,315,914           --             --                 1,315,914
 Shares of beneficial interest sold .............         813,089          235,598         --                 1,048,687
 Dividends ......................................         583,547          364,222         --                   947,769
Prepaid expenses and other assets ...............          70,146           48,821         --                   118,967
                                                   --------------   --------------   ---------------     --------------
 TOTAL ASSETS ...................................     675,244,829      358,195,537         --            $1,033,440,366
                                                   --------------   --------------   ---------------     --------------
LIABILITIES:
Payable for:
 Investments purchased ..........................      44,734,147          503,839         --                45,237,986
 Shares of beneficial interest redeemed .........         607,256          241,284         --                   848,540
 Investment management fee ......................         389,108          229,415         --                   618,523
 Distribution fee ...............................         352,967          229,888         --                   582,855
Accrued expenses and other payables .............          61,163           62,596         --                   123,759
                                                   --------------   --------------   ---------------     --------------
 TOTAL LIABILITIES ..............................      46,144,641        1,267,022         --                47,411,663
                                                   --------------   --------------   ---------------     --------------
 NET ASSETS .....................................  $  629,100,187   $  356,928,515         --            $  986,028,702
                                                   ==============   ==============   ===============     ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................  $  783,555,695   $  550,267,975         --            $1,333,823,670
Net unrealized depreciation .....................      59,911,246       (3,427,463)        --                56,483,783
Accumulated net investment loss .................      (1,367,279)         (43,600)        --                (1,410,879)
Accumulated net realized loss ...................    (212,999,475)    (189,868,397)        --              (402,867,872)
                                                   --------------   --------------   ---------------     --------------
 NET ASSETS .....................................  $  629,100,187   $  356,928,515         --            $  986,028,702
                                                   ==============   ==============   ===============     ==============
CLASS A SHARES:
Net Assets ......................................  $   44,395,100   $   12,226,027         --            $   56,621,127
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................       4,029,850        1,020,543       88,897 (1)           5,139,290
 NET ASSET VALUE PER SHARE ......................  $        11.02   $        11.98                       $        11.02
                                                   ==============   ==============                       ==============
 MAXIMUM OFFERING PRICE PER
  SHARE, (net asset value plus 5.54% of net
  asset value) ..................................  $        11.63   $        12.64                       $        11.63
                                                   ==============   ==============                       ==============
CLASS B SHARES:
Net Assets ......................................  $  432,870,920   $  249,417,614         --            $  682,288,534
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................      40,844,528       21,782,462      1,747,502 (1)        64,374,492
 NET ASSET VALUE PER SHARE ......................  $        10.60   $        11.45                       $        10.60
                                                   ==============   ==============                       ==============
CLASS C SHARES:
Net Assets ......................................  $   10,933,872   $   14,669,338         --            $   25,603,210
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................       1,045,725        1,278,411       124,011 (1)          2,448,147
 NET ASSET VALUE PER SHARE ......................  $        10.46   $        11.47                       $        10.46
                                                   ==============   ==============                       ==============
CLASS D SHARES:
Net Assets ......................................  $  140,900,295   $   80,615,536         --            $  221,515,831
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................      12,577,252        6,629,409       568,407 (1)         19,775,068
 NET ASSET VALUE PER SHARE ......................  $        11.20   $        12.16                       $        11.20
                                                   ==============   ==============                       ==============

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Market Leader Trust shares outstanding.


                  See Notes to Pro Forma Financial Statements

                          MORGAN STANLEY GROWTH FUND


                        PRO-FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED AUGUST 31, 2003 (UNAUDITED)





                                                                  MORGAN STANLEY
                                               MORGAN STANLEY         MARKET           PRO-FORMA
                                                 GROWTH FUND       LEADER TRUST       ADJUSTMENTS          COMBINED
                                              ----------------   ---------------   -----------------   ----------------
NET INVESTMENT LOSS:
INCOME
Dividends .................................    $   6,796,230      $   4,775,143            --           $  11,571,373
Interest ..................................          238,527            370,423            --                 608,950
                                               -------------      -------------          -------        -------------
  TOTAL INCOME ............................        7,034,757          5,145,566            --              12,180,323
                                               -------------      -------------          -------        -------------
EXPENSES
Investment management fee .................        4,621,729          2,797,932           87,693 (1)        7,507,355
Distribution fee (Class A shares) .........           63,756             23,644            --                  87,400
Distribution fee (Class B shares) .........        4,158,656          2,701,874            --               6,860,530
Distribution fee (Class C shares) .........           93,468            142,362            --                 235,830
Transfer agent fees and expenses ..........          890,825            830,740          252,200 (3)        1,973,765
Shareholder reports and notices ...........           70,928             76,689          (30,676)(2)
                                                                                          80,000 (3)          196,941
Registration fees .........................           63,383             68,492          (35,699)(2)           96,176
Professional fees .........................           56,136             56,446          (56,446)(2)
                                                                                          39,650 (3)           95,786
Custodian fees ............................           31,751              3,038            --                  34,789
Trustees' fees and expenses ...............           14,108             13,086          (13,086)(2)           14,108
Other .....................................           16,778             11,339             (610)(2)           27,507
                                               -------------      -------------          -------        -------------
 TOTAL EXPENSES ...........................       10,081,518          6,725,642          323,026           17,130,187
                                               -------------      -------------          -------        -------------
 NET INVESTMENT LOSS ......................       (3,046,761)        (1,580,076)        (323,026)          (4,949,864)
                                               -------------      -------------         --------        -------------
NET REALIZED AND UNREALIZED LOSS:
NET REALIZED LOSS ON:
 Investments ..............................      (42,720,796)       (37,397,888)           --             (80,118,684)
 Futures contracts ........................           --             (3,209,903)           --              (3,209,903)
                                               -------------      -------------         --------        -------------
  NET REALIZED LOSS .......................      (42,720,796)       (40,607,791)                          (83,328,587)
                                               -------------      -------------         --------        -------------

NET CHANGE IN UNREALIZED
 DEPRECIATION ON:
 Investments ..............................       13,522,815         61,549,859            --              75,072,674
 Futures contracts ........................           --              2,013,157            --               2,013,157
                                               -------------      -------------         --------        -------------
  NET APPRECIATION ........................       13,522,815         63,563,016            --              77,085,831
                                               -------------      -------------         --------        -------------
  NET GAIN ................................      (29,197,981)        22,955,225            --              (6,242,756)
                                               -------------      -------------         --------        -------------
NET INCREASE ..............................    $ (32,244,742)     $  21,375,148       $ (323,026)       $ (11,192,620)
                                               =============      =============       ==========        =============

----------
(1) Reflects adjustment to investment management fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the organization, which will be borne by Market Leader Trust approximate $371,850.


                  See Notes to Pro Forma Financial Statements

                          MORGAN STANLEY GROWTH FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at August 31, 2003 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended August 31, 2003, reflect the accounts of Morgan Stanley Growth Fund ("Growth") and Morgan Stanley Market Leader Trust ("Market Leader").


The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Market Leader in exchange for shares in Growth. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.


2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Growth which would have been issued on August 31, 2003 in connection with the proposed reorganization. Shareholders of Market Leader would become shareholders of Growth receiving shares of the corresponding class of Growth equal to the value of their holdings in Market Leader. The amount of additional shares assumed to be issued was calculated based on the August 31, 2003 net assets of Market Leader and the net asset value per share of Growth as follows:


CLASS                                            A                B                 C                D
---------------------------------------- ---------------- ----------------- ---------------- ----------------
Additional Shares Issued ...............      1,109,400        23,529,964        1,402,422        7,197,816
Net Assets -- Market Leader ............    $12,226,027      $249,417,614      $14,669,338      $80,615,536
Net Asset Value Per Share -- Growth ....         $11.02            $10.60           $10.46           $11.20


3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Growth at the combined level of average net assets for the twelve months ended August 31, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio. Market Leader is not required to sell any securities in connection with the reorganization.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN MINIMIZE FUND EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-241-6192 OR GO TO WEBSITE:
HTTPS://VOTE.PROXY-DIRECT.COM

3. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

4. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing

================================================================================

PROXY                 MORGAN STANLEY MARKET LEADER TRUST                  PROXY
   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints RONALD E. ROBISON, BARRY FINK, and JOSEPH J. McALINDEN, or any of them, proxies, each with the power of substitution and resubstitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley Market Leader Trust to be held in Conference Room 209, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, at 9:00 a.m., New York time, on February 24, 2004 and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting dated December 24, 2003. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned hereby acknowledges receipt of the Proxy Statement and Prospectus dated December 24, 2003.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                          ------------------------------------------------------

                          ------------------------------------------------------

                           NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                           ---------------------------------------------------
                           Signature


                           ---------------------------------------------------
                           Signature (if held jointly)


                           ---------------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                  Please detach at perforation before mailing

===============================================================================

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY MARKET LEADER TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1. To consider and vote upon an Agreement and Plan of  FOR   AGAINST   ABSTAIN
   Reorganization, dated October 23, 2003, between     [ ]     [ ]       [ ]
   Morgan Stanley Market Leader Trust and Morgan
   Stanley Growth Fund, pursuant to which
   substantially all of the assets of Morgan
   Stanley Market Leader Trust would be combined with those of Morgan Stanley Growth Fund and shareholders of Morgan Stanley Market Leader
   Trust would become shareholders of Morgan
   Stanley Growth Fund receiving shares of
   Morgan Stanley Growth Fund with a value
   equal to the value of their holdings in
   Morgan Stanley Market Leader Trust; and

2. To act upon such other matters as may properly come before the Meeting.


        WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.